UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934
                           Check the appropriate box:

     [x] Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
         5(d)(2))
     [ ] Definitive Information Statement

                                LITFUNDING CORP.
                  (Name of Registrant as Specified In Charter)

               Payment of Filing Fee (Check the appropriate box):

                      [ ] No fee required
       [x] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock
2) Aggregate number of securities to which transaction applies: 7,587,012
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state e how it was determined): Estimated value of assets of entity proposed to be spun off ($70,000) times the fee rate multiplier of ..0001177.
4) Proposed maximum aggregate value of transaction: $70,000
5) Total fee paid:  $8.24

[ ] Fee paid previously with preliminary materials.

[x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: $2,000
2) Form, Schedule or Registration Statement No.  SB-2
3) Filing Party:  Registrant
4) Date Filed: February 11, 2005

                              INFORMATION STATEMENT
                             NOTICE OF ACTIONS TAKEN
                              BY WRITTEN CONSENT OF
                            THE MAJORITY STOCKHOLDERS
                                       OF
                                LITFUNDING CORP.
                              a Nevada corporation
                       3700 Pecos McLeod Drive, Suite 200
                               Las Vegas, NV 89121

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

This Information Statement is being furnished at the direction of and on behalf of the Board of Directors of LitFunding Corp., a Nevada corporation, (referred to in this Information Statement as "we", "us", "our" or "LitFunding") to the holders of record of our common stock, $0.001 par value, as of the close of business on March 18, 2005.

Our Board of Directors has unanimously approved a proposed potential spin-off of Silver Dollar Productions, a Nevada corporation, our majority owned subsidiary (referred to in this Information Statement as "subsidiary", or "Silver Dollar"). Silver Dollar plans on filing a registration statement to cause Silver Dollar to become a separate public company. Shareholders representing a majority of LitFunding's shares entitled to vote on such matters have consented in writing to the proposed action.

This Information Statement is being furnished to our stockholders to provide you with certain information concerning the proposed spin-off, in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. No action is requested or required on your part.

This information statement shall not constitute an offer to sell or solicitation of an offer to buy any securities.

The date of this Information Statement is March ___, 2005.

                                   RECORD DATE

The Record Date of stockholders entitled to notice of this corporate action is the close of business on March 18, 2005. On that date, we had issued and outstanding 12,445,063 shares of our common stock, $0.001 par value. Each share of our common stock is entitled to one vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 1, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

=================== ========================================= ==================================== ===================
TITLE OF CLASS      NAME AND ADDRESS                                   AMOUNT AND NATURE            PERCENT OF CLASS
                    OF BENEFICIAL OWNER                               OF BENEFICIAL OWNER
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Morton Reed                                          5,604,517 (1)                   45.0%
                    c/o 3700 Pecos McLeod Drive                   President, Chief Executive
                    Suite 200                                          Officer, Director
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Stanley Weiner                                    662,200 shares (2)                  5.3%
                    c/o 3700 Pecos McLeod Drive                      VP Finance, Director
                    Suite 200
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        David Cohen                                       100,307 shares (3)                  0.8%
                    c/o 3700 Pecos McLeod Drive                      Secretary, Treasurer,
                    Suite 200                                       Chief Financial Officer
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Howard Appel                                           no shares                      0.0%
                    c/o 3700 Pecos McLeod Drive                            Director
                    Suite 200
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        David Wallace                                          no shares                      0.0%
                    c/o 3700 Pecos McLeod Drive                            Director
                    Suite 200
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Robert P. Amira                                    10,000 shares (5)                  0.1%
                    c/o 3700 Pecos McLeod Drive                    Executive Vice President
                    Suite 200
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Andrew Scherr                                    11,000 shares (4)(6)                 0.1%
                    c/o 3700 Pecos McLeod Drive                            Director
                    Suite 200
                    Las Vegas, NV 89121
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Stanley Tomchin                                                                       9.9%
                    727 Lilac Drive                                   1,236,400 shares(7)
                    Montecito, CA 93108
------------------- ----------------------------------------- ------------------------------------ -------------------
Common Stock        Officers and directors as a group                  6,388,024 shares                  51.3%
=================== ========================================= ==================================== ===================

(1) Morton Reed also owns 1,232,500 options to purchase shares of our common stock and 125,000 warrants to purchase shares of our common stock.
(2) Stanley Weiner also owns 350,000 options to purchase shares of our common stock.
(3) David Cohen also owns 625,000 options to purchase shares of our common stock
(4) Messrs. Appel, Wallace and Scherr also own 85,000 warrants to purchase shares of our common stock.
(5) Robert Amira also owns 10,000 options to purchase shares of our common stock
(6) Andrew Scherr is the sole owner of Scherr Advisory Group, which owns 11,000 shares.
(7) Stanley Tomchin owns 1,137,400 shares of our common stock and his spouse, Emily Tomchin, owns 99,000 shares, making Mr. Tomchin's beneficial ownership 1,236,400 shares; Mr. Tomchin also owns 325,000 options to purchase shares of our common stock.

                     CORPORATE ACTION TAKEN WITHOUT MEETING

Section 78.320 of the Nevada Revised Statutes and the By-laws of LitFunding, provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. This information is being provided to the shareholders of LitFunding in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorized the following:

A PROPOSED SPIN-OFF OF SILVER DOLLAR PRODUCTIONS

The shareholders holding shares representing approximately 51.2% of the votes entitled to be cast at a meeting of LitFunding's shareholders consented in writing to the proposed action. The total amount of 12,445,063 shares issued and outstanding as of March 1, 2005 has been used for purposes of the ownership percentage calculations.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

OUTSTANDING VOTING STOCK OF LITFUNDING AND STATEMENT THAT PROXIES ARE NOT SOLICITED

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

The Board of Directors fixed March 18, 2005 as the record date for the determination of stockholders entitled to receive this Information Statement to vote on the spin-off and to receive the Silver Dollar stock as described herein (the "Record Date"). As of the Record Date, there were 12,445,063 common shares issued and outstanding. The common stock constitutes the outstanding class of voting securities of LitFunding. The total amount of 12,445,063 shares has been used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders. WE ARE NOT ASKING YOU FOR A PROXY AND WE REQUEST THAT YOU DO NOT SEND US A PROXY.

                      SPIN-OFF OF SILVER DOLLAR PRODUCTIONS

We are considering the potential spin-off of our majority-owned subsidiary, Silver Dollar Productions (referred to in this Information Statement as "Silver Dollar"). We propose to eventually distribute all of the issued and outstanding shares of Silver Dollar common stock owned by LitFunding, pro rata to all of our stockholders of record. Each stockholder will receive one share of Silver Dollar common stock for every ___________ shares of common stock of LitFunding Corp. owned.

You will not be required to pay cash or provide any other consideration or to surrender or exchange any shares of our common stock in order to receive the distribution of Silver Dollar common stock.

However, in order to be eligible and to receive the Silver Dollar shares, shareholders need to be bona fide shareholders in LitFunding as of the Record Date of the dividends and be able to prove ownership of their LitFunding shares if so requested by LitFunding prior to issuance of the dividend shares. Silver Dollar common stock received by registered LitFunding shareholders as a result of the spin-off will be recorded in book-entry form by LitFunding and Silver Dollar and LitFunding's transfer agent, exclusively. Holders will receive a letter of ownership from LitFunding indicating the number of shares credited to their account.

Our reasons for considering the spinning off of Silver Dollar are as follows:

     o    to allow its management to focus exclusively on its business;
     o to allow the spun off company to have greater exposure by trading as an independent public company; and,
     o to allow shareholders and the market to more easily identify the results and performance of LitFunding by filing as a separate entity.

The initiation, timing and ultimate completion of this spin off will be subject to both market and other conditions and whether Silver Dollar will ever become a public company. There is no guarantee that Silver Dollar will ever become a public company. This information statement shall not constitute an offer to sell or solicitation of an offer to buy any securities.

                           FORWARD-LOOKING STATEMENTS

The statements made in this document contain certain forward-looking statements that involve a number of risks and uncertainties. Words such as "expects", "intends", "anticipates", "plans", "believes", "seeks", "estimates," or variations of such words and similar expressions, are intended to identify such forward-looking statements. Investors are cautioned that actual events or results may differ from LitFunding's expectations. In addition to the matters described above, LitFunding's ability to initiate and complete the contemplated transactions described above will depend upon a number of factors including overall economic conditions, general stock market conditions and the continuing results of the subsidiary company, as well as the risk factors listed from time to time in the SEC filings of LitFunding. These forward-looking statements are not historical facts, but reflect expectations concerning a contemplated transaction. Consummation of the spin-off transaction is conditioned on, among other things, approval of a registration statement with the Securities and Exchange Commission.

                     DESCRIPTION OF SECURITIES TO BE ISSUED

Silver Dollar's authorized capital stock consists of 50,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of preferred stock, $.001 par value. On February 22, 2005, Silver Dollar gave effect to a 1.4103049:1 reverse split of its common stock reducing its total issued and outstanding shares from 10,700,000 to 7,587,012 shares. There are currently 7,587,012 shares of Silver Dollar common stock issued and outstanding, 5,672,532 of which, or 74.8%, are owned by its parent, LitFunding. No other securities have been issued by Silver Dollar and, as of the date of this Information Statement, there is no public trading market for Silver Dollar's securities. The holders of Silver Dollar common stock:

     o have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by Silver Dollar's Board of Directors;
     o entitled to share ratably in all of the assets of Silver Dollar available for distribution upon the winding up of Silver Dollar's affairs; and,
     o are entitled to one vote per share on all matters on which stockholders may vote at all meetings of stockholders.

                     DESCRIPTION OF SILVER DOLLAR'S BUSINESS

BACKGROUND. Silver Dollar Productions, a Nevada corporation ("Silver Dollar"), formerly E.Evolution Expeditions, was formed on February 20, 2000, on by its parent company RP Entertainment, Inc. The parent company subsequently changed its name to LitFunding Corp in 2003 following a reverse merger between LitFunding Corp. and RP Entertainment, Inc.

SILVER DOLLAR'S BUSINESS. Silver Dollar intends to continue to its entertainment-related business; specifically, it intends to carry out motion picture development, production and finance with a goal of producing both feature films and television movies. Silver Dollar will work on and develop the screen plays, novels and short stories it intends to acquire from Dr. Morton Reed, Silver Dollar's president and one of its directors. Thereafter, Silver Dollar hopes to option similar intellectual properties from other sources for development. In that regard, on January 31, 2005, Silver Dollar and Dr. Reed entered into a Option Agreement whereby Silver Dollar purchased a sole and exclusive option to acquire certain film, television and other allied and ancillary rights to the original screenplay entitled "Deceit" (the "Material") for the purpose of producing a feature motion picture, television program, or other project based on the Material. Silver Dollar issued Dr. Reed pre-split 700,000 shares in exchange for the Material. The Option Agreement is attached hereto as an Exhibit.

Silver Dollar hopes to acquire additional rights from Mr. Reed. Initially, Silver Dollar intends to develop the Material in joint ventures with experienced producers, distributors and studios. Silver Dollar believes that Dr. Reed's extensive experience in the entertainment industry and its ancillary distribution network will give Silver Dollar access to studio executives, as well as access to a talent base. Silver Dollar further intends to develop strategic partnerships throughout the motion picture and television industry to implement its business plan. However, no assurance can be given as to when or if any of these projects will be completed.

BUSINESS STRATEGY. As a company that is considered a "development stage" enterprise, Silver Dollar does not have any operating capital nor does it anticipate having sufficient capital to independently finance its own productions. Assuming Silver Dollar is able to develop the Material in addition to other projects, Silver Dollar's management anticipates that most of its financial resources will be devoted to financing development activities which include the acquisition of underlying literary works such as books, plays, or newspaper articles and commissioning of screenplays based upon such underlying literary works. Silver Dollar believes that a key element in the success of the development process is Dr. Reed's reputation in the entertainment business and his access to, and relationships with, creative talent.

FINANCING. Silver Dollar's strategy will be to fully finance its pictures by obtaining advances and guarantees from the licensing of distribution rights in its pictures as well as through other investments from third parties. Once fully financed, Silver Dollar would primarily earn fees for its development and production services plus contingent compensation based on the success of a film. If necessary, Silver Dollar may finance a portion of the cost of a film using internally generated funds or debt financing.

In addition to the development and production strategies described above, Silver Dollar may also consider various production financing alternatives which Silver Dollar believes are available. Specifically, Silver Dollar will attempt to secure commitments from various end users such as independent domestic distributors, foreign distributors, cable networks, and video distributors to finance a project without a major studio financial commitment.

PRODUCTION. Once a project is fully financed, Silver Dollar will attempt to produce pictures at the lowest possible cost consistent with the quality that it seeks to achieve. Silver Dollar will seek to avoid the substantial overhead of major studios by maintaining only a small staff and by renting production facilities and engaging production staff only as required.

DISTRIBUTION. When practical, Silver Dollar hopes to license its pictures to distributors for theatrical distribution in the domestic market. These distributors would then undertake all activities related to the distribution of Silver Dollar's motion pictures, including booking the picture into theaters, shipping prints and collecting film rentals. In certain cases, Silver Dollar hopes that distributors may advance the costs of advertising and publicizing the motion pictures and the manufacture of prints; however, in most cases, Silver Dollar expects to be required to fund or arrange funding for these costs itself. Silver Dollar anticipates such funding will come from the sale of equity in Silver Dollar or lending arrangements. There is no guarantee that Silver Dollar will be able to raise such funding.

TRADEMARKS AND OTHER INTELLECTUAL PROPERTY. As described more particularly above, Silver Dollar owns certain rights to and in the original screenplay entitled "Deceit". Silver Dollar intends to arrange with Dr. Reed to obtain additional rights to his existing book manuscripts and motion picture scripts for further development. These titles are as follows:

   Books:

     o    Shattered Lullabies
     o    Proof of Innocence
     o    Requiem

   Scripts:
     o    Alice Sweet Alice II
     o    Aryan Dogs
     o    Code of Justice
     o    Hard Rock
     o    Shooter
     o    The Manor
     o    Paris Nights
     o    Requiem

Although Silver Dollar intends to pursue vigorously the development and/or production of "Deceit" and any other rights Silver Dollar is able to purchase from Dr. Reed, there can be no assurance that any project will be ultimately produced due to Silver Dollar's current lack of resources and contingencies of securing talent, financing, and distribution.

COMPETITION. Silver Dollar will be an independent film company seeking to fill a specific niche market that targets quality productions with as little overhead and production costs as possible. The market place is dominated by the giants in the industry, such as Sony, Disney and DreamWorks. Most of these competitors have significantly greater financial and other resources than Silver Dollar does.

The motion picture industry is extremely competitive. The competition comes from companies within the same business and companies in other entertainment media which create alternative forms of leisure entertainment. Silver Dollar does not expect to be able to compete with "major" film studios which are dominant in the motion picture industry, but will attempt to compete with the numerous independent motion picture and television production companies, television networks, and pay television systems for the acquisition of literary properties, the services of performing artists, directors, producers, and other creative and technical personnel, and production financing. Many of the organizations with which Silver Dollar anticipates it will compete have significantly greater financial and other resources. In addition, Silver Dollar's films will compete for audience acceptance with motion pictures produced and distributed by other companies.

GOVERNMENT REGULATION. Distribution rights to motion pictures are granted legal protection under the copyright laws of the United States and most foreign countries, which provide substantial civil and criminal sanctions for unauthorized duplication and exhibition of motion pictures. Motion pictures, musical works, sound recording, artwork, still photography and motion picture properties are each separate works subject to copyright under most copyright laws, including the United States Copyright Act of 1976, as amended. Silver Dollar intends to take all appropriate and reasonable measures to obtain agreements from licensees to secure, protect and maintain copyright protection for all motion pictures under the laws of all applicable jurisdictions. The Classification and Rating Administration of the Motion Picture Association of America, an industry trade association, assigns ratings for age-group suitability for motion pictures. Silver Dollar intends to submit its proposed pictures for such ratings. Its management's proposed policy is to produce or participate in the production of motion pictures that qualify for a rating no more restrictive than "R".

RESEARCH AND DEVELOPMENT. Silver Dollar is not currently conducting any research and development other than general research into the potential for full development of "Deceit" and the development possibilities. Silver Dollar does not anticipate the need to do any other research or development in the foreseeable future.

EMPLOYEES. Silver Dollar is a development stage company and does not immediately have the resources for a full staff. The only employees are current management. Silver Dollar anticipates that any special skills that are not immediately available or brought by management will be paid for on an as needed basis. Silver Dollar does not expect to pay any employee salaries until it obtains adequate financing. However, Silver Dollar does intend to compensate its current management with stock for services. How much stock and when stock for services will be issued has not been determined. Silver Dollar will not hire any additional employees unless it generates significant revenue via either existing operations or acquisitions.

PROPERTIES. Silver Dollar does not own any real estate. Silver Dollar's offices currently provided, without cost, by LitFunding Corp. at 3700 Pecos McLeod Suite 200, Las Vegas, NV 89121. Silver Dollar anticipates it will continue to occupy that space until Silver Dollar's management determines that new premises or a better suited site is necessary.
Legal Proceedings. Silver Dollar has no legal actions pending against it nor does Silver Dollar contemplate any legal actions at this time.

LIQUIDITY AND CAPITAL RESOURCES. Silver Dollar's primary asset is its rights in "Deceit". Silver Dollar has no revenues. Silver Dollar will need to seek financing from outside sources, such as debt and equity financings. There is no assurance that such additional financing will be available to Silver Dollar.

FINANCIAL STATEMENTS. Silver Dollar does not have audited financial statements because it has a minimal operating history.

                    DESCRIPTION OF SILVER DOLLAR'S MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS. The following table sets forth information regarding Silver Dollar's officers and directors.

============= ====== ===========================================================
NAME           AGE   POSITION
------------- ------ -----------------------------------------------------------
Morton Reed     70   President, Chief Executive Officer, Director and Chairman
------------- ------ -----------------------------------------------------------
David Cohen     46   Chief Financial Officer, Treasurer and Secretary
============= ====== ===========================================================

MORTON REED, PH.D., CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CEO. Dr. Reed has been Silver Dollar's President, Chief Executive Officer and Director since February 2003. Dr. Reed holds those same positions with Silver Dollar's parent company, LitFunding. Corp. Dr. Reed served in the United States Marine Corps during the Korean War. After returning from overseas he attended UCLA for his undergraduate studies in English and Philosophy. From 1960 through 1980 he served as an executive in several business ventures: CEO of Cathay Studios, from 1960 to 1968; CEO of Orient Limited of Nevada from 1968 to 1972; President and Chairman of AAlpha Mortgage Company from 1970 to 1982. During this time he continued with his education earning a Masters Degree in Psychology from Antioch University in 1973 and a Doctorate in philosophy in Clinical Psychology from California Graduate Institute in 1975. In 1996 Dr. Reed joined Magnolia Studios, a post-production facility in Burbank, CA and helped effect a sale of that company to Millennium Studios which appointed him interim CEO. He left Millennium in 1999 and joined Case Financial, a litigation funding company where he served as VP of Sales. In November 2000, Dr. Reed left Case Financial to form LitFunding Corp. where he remains as President. Dr. Reed is an officer and director of LitFunding Corp., a reporting company.

DAVID COHEN, CHIEF FINANCIAL OFFICER, TREASURER, CORPORATE SECRETARY. Mr. Cohen was appointed as Silver Dollar's Treasurer and Corporate Secretary in 2003. He also serves as the Chief Financial Officer Treasurer and Corporate Secretary of the parent company, LitFunding Corp., which he joined in 2003. Mr. Cohen has more than 23 years experience in business. Mr. Cohen received his undergraduate BS degree in both Economic and Accounting in South Africa, and passed the CPA examinations in California, though he does not currently practice as a CPA. After spending nine years in public accounting, Mr. Cohen became deeply involved in the founding of a broker-dealer, and a company who specialized in the export of limousines to China. He later became part owner in a coffee operation modeled along the lines of Starbucks. In 1992, Mr. Cohen took a position as CFO, Controller and Treasurer with RPS and Affiliates, a $500 million dollar real estate conglomerate operating in 38 states and the commonwealth of Guam. RPS had two public affiliates and several subsidiaries including a captive broker-dealer, an insurance agency, a chain of 12 nursing homes, and a high-tech manufacturing company. Mr. Cohen played a key role in streamlining the operations of this 1,500 employee company and focused its attention on achieving positive cash flow. Mr. Cohen's experience also includes several start-ups and turnaround situations. Mr. Cohen has twice been licensed by the National Association of Securities Dealers (NASD) as a Financial Operations Principal. Mr. Cohen is an officer of LitFunding Corp., a reporting company. Mr. Cohen is not a director of any reporting company.

There is no family relationship between the individuals listed above. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of Silver Dollar's officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with Silver Dollar so enjoined.

Executive Compensation. At this time, Silver Dollar has no plans to compensate its officers or directors in cash until adequate funds are available for that purpose. However, Silver Dollar does intend to compensate its current management with stock for services. How much stock and when stock for services will be issued has not been determined. Its officers and directors have not received any compensation to date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management. The beneficial owners of 5% or more and management-owned shares of Silver Dollar's issued and outstanding common stock following the proposed distribution of the 5,672,532 shares owned by LitFunding Corp. are listed below.

===================== =========================================== ================================ =================
TITLE OF CLASS        NAME AND ADDRESS OF BENEFICIAL OWNER             AMOUNT AND NATURE OF        PERCENT OF CLASS
                                                                         BENEFICIAL OWNER
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          Morton Reed (1)(2)                                 3,050,918 shares               40.2%
                      c/o 3700 Pecos McLeod Drive                    President, CEO, Director
                      Suite 200
                      Las Vegas, NV 89121
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          David Cohen (1)
                      c/o 3700 Pecos McLeod Drive
                      Suite 200                                            45,721 shares
                      Las Vegas, NV 89121                              Secretary, Treasurer              0.6%
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          Stanley Tomchin (1)
                      727 Lilac Drive
                      Montecito, CA 93108                                 563,558 shares                 7.4%
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          Douglas Stefan Borghi (2)
                      c/o 1900 Avenue of the Stars                        354,533 shares                 4.7%
                      Suite 1450
                      Los Angeles, CA 90067
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          Deirdre Borghi(2)
                      c/o 1900 Avenue of the Stars                        354,533 shares                 4.7%
                      Suite 1450
                      Los Angeles, CA 90067
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          John Holt Smith(2)
                      c /o 1900 Avenue of the Stars                       709,067 shares                 9.3%
                      Suite 1450
                      Los Angeles, CA 90067
--------------------- ------------------------------------------- -------------------------------- -----------------
Common Stock          All officers and directors                         3,096,639 shares               40.8%
                      as a group
===================== =========================================== ================================ =================
(1) Anticipated to receive shares in Silver Dollar in proportion to share ownership in parent corporation.
(2) Shareholder in Silver Dollar prior to the
    distribution.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article Seven of Silver Dollar's Articles of Incorporation includes a provision eliminating the liability of its directors for monetary damages to the fullest extent permissible under Nevada law. Article Eight authorizes Silver Dollar to indemnify its officers and directors to the fullest extent permissible under Nevada law.

Article Eleven of Silver Dollar's Bylaws also limits the liability of its officers and directors. Officers and directors will be indemnified by Silver Dollar if made a party to any suit by reason of their service in that capacity to Silver Dollar. The expenses incurred in defending such a suit will be paid by Silver Dollar in certain circumstances. Silver Dollar's Bylaws also provide that it will indemnify its directors and officers to the extent permitted by law, including circumstances in which indemnification is otherwise discretionary under the Nevada Revised Statutes.

SILVER DOLLAR HAS BEEN INFORMED THAT, IN THE OPINION OF THE COMMISSION, SUCH INDEMNIFICATION, AS TO CLAIMS PURSUANT TO THE FEDERAL SECURITIES LAWS, IS AGAINST PUBLIC POLICY AND IS, THEREFORE, UNENFORCEABLE.

The following is a discussion of certain factors that currently impact or may impact Silver Dollar's business, operating results and/or financial condition. You should carefully consider these factors before making an investment decision with respect to Silver Dollar's common stock.

RISKS ASSOCIATED WITH OWNERSHIP OF SILVER DOLLAR'S SECURITIES

Silver Dollar has not paid cash dividends and it is unlikely that it will pay cash dividends in the foreseeable future.

Silver Dollar has no history of earnings. In the event that Silver Dollar has future earnings, it plans to use all of its earnings; to the extent it has earnings to fund its operations. Silver Dollar does not plan to pay any cash dividends in the foreseeable future. Silver Dollar cannot guarantee that it will, at any time, generate sufficient surplus cash that would be available for distribution as a dividend to the holders of its common stock. You should not expect to receive cash dividends on Silver Dollar's common stock.

SILVER DOLLAR WILL LIKELY ISSUE ADDITIONAL SHARES OF ITS COMMON STOCK AS COMPENSATION AND TO RAISE WORKING CAPITAL, AS SUCH, SILVER DOLLAR'S EXISTING SHAREHOLDERS' OWNERSHIP WILL BE DILUTED.

Silver Dollar's Articles of Incorporation authorize its Board of Directors to issue up to 50,000,000 shares of common stock. The power of the Board of Directors to issue shares of common stock or warrants or options to purchase shares of common stock is generally not subject to shareholder approval. Accordingly, any additional issuance of Silver Dollar common stock will have the effect of diluting the common stock you would receive in a spin-off. Any additional issuance of stock will dilute our existing shareholders' ownership interests.

Silver Dollar requires substantial working capital to fund its business. If Silver Dollar raises funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the holders of its common stock. As Silver Dollar does not currently earn revenue, it will likely need to issue stock as compensation to management, consultants and certain other third parties. The issuance of additional common stock or securities convertible into common stock by Silver Dollar's management will also have the effect of further diluting the proportionate equity interest and voting power of holders of its common stock.

AS THE PARENT COMPANY, WE WILL NOT OWN ANY OF SILVER DOLLAR'S CAPITAL STOCK AFTER THE SPIN-OFF, WHICH WILL NOT ALLOW US TO CONTROL THE OUTCOME OF MATTERS SUBMITTED TO SILVER DOLLAR'S SHAREHOLDERS FOR VOTE. HOWEVER, BECAUSE THE DISTRIBUTION OF SILVER DOLLAR'S CAPITAL STOCK IS PRO-RATA AMONG OUR SHAREHOLDERS, OUR MAJORITY SHAREHOLDERS WILL OWN A SIGNIFICANT PORTION OF SILVER DOLLAR.

After the spin-off, we will not own any of Silver Dollar's issued and outstanding shares of capital stock. This means that we will not have the ability to elect a majority of the Board of Directors and thereby control Silver Dollar's management and the outcome of corporate actions requiring stockholder approval, including mergers and other changes of corporate control, going private transactions, and other extraordinary transactions. However, our officers, directors and majority shareholders own, in the aggregate 45.7% of our total issued and outstanding stock, which will allow them to significantly influence such matters.

THERE IS NO PUBLIC MARKET FOR SILVER DOLLAR'S SECURITIES, SO YOU WILL NOT BE ABLE TO LIQUIDATE YOUR SECURITIES IF YOU NEED MONEY.

There is currently no public market for Silver Dollar's securities and it is not likely that an active market for Silver Dollar's common stock will develop or be sustained in the near future. As a result, you will not be able to liquidate the common stock you receive in the spin-off if you need money.

THERE IS NO GUARANTEE THAT LITFUNDING'S MANAGEMENT AND THE BOARD OF DIRECTORS WILL PROCEED WITH THE SPIN-OFF OR THAT SILVER DOLLAR WILL EVER BECOME A PUBLIC COMPANY.

 The proposed spin-off is subject to a number of contingencies and LitFunding reserves the right to revoke the proposed spin-off at any time prior to the distribution date. There can be no assurances that the proposed spin-off will actually occur or that, if it occurs, that Silver Dollar will become a stand alone public company. Silver Dollar's management and the Board of Directors may determine not to proceed with the spin-off or, if the spin-off occurs, with causing Silver Dollar to become a public company, based on any number of reasons, including overall economic conditions, general stock market conditions and the continuing results of LitFunding, as well as the risk factors listed from time to time in the SEC filings of LitFunding. LitFunding can give no assurance that any such transaction or transactions will be consummated.

SILVER DOLLAR COULD STILL BE SUBJECT TO THE PENNY STOCK RULES IF ITS COMMON STOCK BECOMES ELIGIBLE FOR TRADING, THOUGH THERE IS NO GUARANTEE THEY WILL EVER BECOME ELIGIBLE FOR TRADING. THESE RULES MAY ADVERSELY AFFECT TRADING IN SILVER DOLLAR'S COMMON STOCK.

We expect that if Silver Dollar's common stock does not qualify for registration on a recognized exchange, it will be a "low-priced" security under rules promulgated under the Securities Exchange Act of 1934. In accordance with these rules, broker-dealers participating in transactions in low-priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer's duties in selling the stock, the customer's rights and remedies and certain market and other information. Furthermore, the broker-dealer must make a suitability determination approving the customer for low-priced stock transactions based on the customer's financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer, obtain specific written consent from the customer, and provide monthly account statements to the customer. The effect of these restrictions will probably decrease the willingness of broker-dealers to make a market in Silver Dollar's common stock, decreases liquidity of Silver Dollar's common stock and increases transaction costs for sales and purchases of Silver Dollar's common stock as compared to other securities.

              RISK FACTORS ASSOCIATED WITH SILVER DOLLAR'S BUSINESS

SILVER DOLLAR'S OPERATING RESULTS WILL BE PRIMARILY DEPENDENT ON THE SUCCESS OF ITS FEATURE FILMS AND TELEVISION PROGRAMS, AND FORECASTING IS EXTREMELY DIFFICULT; THEREFORE, AN INVESTMENT IN SILVER DOLLAR IS HIGHLY RISKY.

For Silver Dollar's business to be successful, its proposed films and television programs must achieve box office or commercial success. Silver Dollar has not yet produced any films or television programs. If Silver Dollar is not able to develop and produce feature films or television programs profitably, it will not be able to generate sufficient revenues to operate profitably.

It is difficult to predict the box office or commercial success of any given project before its release. Even if films and television programs Silver Dollar eventually produces experience a very successful theatrical run, it is difficult to predict the related home video, television licensing, merchandising and ancillary revenue streams. While customer acceptance is initially measured by box office or commercial success, customer acceptance within each follow-on product category, such as home video, merchandise or television, depends on factors unique to each type of product, such as pricing, competitive products, and the time of year or state of the economy into which a product is released, among many other factors. In addition, the degree of customer acceptance varies widely among foreign countries. While box office or commercial success is often a good indicator of general customer acceptance, the relative success of follow-on products is not always directly correlated, and the degree of correlation is difficult to predict.

SILVER DOLLAR'S OPERATING RESULTS CAN FLUCTUATE SIGNIFICANTLY, MAKING IT DIFFICULT TO PREDICT WHETHER SILVER DOLLAR WILL BE ABLE TO OPERATE PROFITABLY.

Silver Dollar expects significant fluctuations in its future quarterly and annual revenues because of a variety of factors, including the following:

     o the timing of the domestic and international theatrical releases of its proposed feature films,
     o    the success of its proposed feature films and television programs,
     o the timing of the release of any related products into their respective markets, such as home videos, television, and merchandising,
     o costs to distribute and promote its proposed feature films and television programs and related products under any production agreements,
     o success at marketing its proposed feature films and television programs and any related products,
     o the timing and accuracy of information on which it base estimates of revenue to be recognized from its feature films and television programs and any related products,
     o the introduction of new feature films and television programs or products by its competitors,
     o    the final terms of any distribution arrangements, and
     o external socioeconomic and political events that are beyond its control.

In particular, Silver Dollar's operating results are likely to fluctuate depending on the level of success of its proposed feature films and television programs and any related products. The revenues derived from the production and distribution of a feature film depends primarily on the film's acceptance by the public, which cannot be predicted and does not necessarily bear a direct correlation to the production or distribution costs incurred. The commercial success of a motion picture also depends upon promotion and marketing, production costs and other factors. Further, the theatrical success of a feature film can be a significant factor in determining the amount of revenues generated from the sale of the related products. There is no guarantee that Silver Dollar will ever operate profitably. If it is not able to earn revenues, shareholders may lose their entire investment.

THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE MOTION PICTURE INDUSTRY AND SUCH RISKS, EITHER ALONE OR IN COMBINATION, COULD HARM SILVER DOLLAR'S ABILITY TO EARN REVENUES.

The completion and commercial success of a motion picture is extremely unpredictable, and the motion picture industry involves a substantial degree of risk. Each motion picture is an individual artistic work, and its commercial success is primarily determined by audience reaction, which is unpredictable. The completion and commercial success of a motion picture also depends upon other factors, such as:

     o    talent and crew availability,
     o    financing requirements,
     o distribution strategy, including the time of the year and the number of screens on which a film is shown,
     o the number, quality and acceptance of other competing films and television programs released into the marketplace at or near the same time,
     o    critical reviews,
     o the availability of alternative forms of entertainment and leisure time activities,
     o piracy and unauthorized recording, transmission and distribution of motion pictures and television programs,
     o    general socioeconomic conditions and political events, and
     o    weather conditions.

All of these factors can change and cannot be predicted with certainty. In addition, motion picture attendance is seasonal, with the greatest attendance typically occurring during the summer and holidays. The release of a film during a period of relatively low theater attendance is likely to affect the film's box office receipts or a television program's commercial success adversely. It is possible that further saturation of the feature film market may reduce the commercial success of its proposed films and television programs, and therefore harm Silver Dollar's business, financial condition and results of operations.

IN ORDER FOR SILVER DOLLAR'S PROPOSED FEATURE FILMS AND TELEVISION PROGRAMS AND ANY RELATED PRODUCTS TO BE SUCCESSFUL, IT MUST DEVELOP APPEALING CREATIVE CONTENT. FAILURE TO DEVELOP APPEALING CREATIVE CONTENT WILL ADVERSELY AFFECT SILVER DOLLAR'S ABILITY TO EARN REVENUES.

The success of each film developed and produced by Silver Dollar will depend in large part upon its management's ability to produce content that will appeal to a broad audience and to develop compelling stories and characters that will achieve broad market acceptance. Traditionally, this process has been extremely difficult. There can be no assurance that Silver Dollar will achieve any level of success or be able to operate profitably. If Silver Dollar is unable to develop appealing content, it will not be able to earn revenues.

SILVER DOLLAR WILL EXPERIENCE INTENSE COMPETITION WITH RESPECT TO ITS FEATURE FILMS AND TELEVISION PROGRAMS.

Silver Dollar's proposed feature films and television programs will likely not compete with feature films and related entertainment products produced by major movie studios, including DreamWorks SKG, Warner Bros., Sony Pictures Entertainment ("Sony"), Fox Entertainment Group Inc. ("Fox"), Paramount Pictures ("Paramount"), Lucasfilm Ltd. ("Lucasfilm"), Universal Studios, Inc. and MGM/UA, but will compete with numerous other smaller independent motion picture production companies.

Competition is expected to continue to intensify in the feature film market and may affect the ultimate box office success of Silver Dollar's proposed feature films and television programs. It is also likely that the market for these projects will become further saturated before Silver Dollar releases any projects of its own. This could result in the failure of such projects to achieve the commercial success required for Silver Dollar to profit from such projects and television programs.

Silver Dollar's projected films and television programs will need to compete with the feature films and television programs of other smaller production companies for optimal release dates, audience acceptance, and exhibition outlets. In addition, Silver Dollar will continue to compete with other smaller production companies for the services of performing artists and for the services of other creative and technical personnel. Most of the other smaller production companies with which Silver Dollar will compete have significantly greater financial, marketing and other resources than does Silver Dollar.

Silver Dollar expects competition to persist, intensify and increase. All of Silver Dollar's current and potential competitors have longer operating histories, larger installed customer bases and significantly greater financial, technical, marketing and other resources than it does. There can be no assurance that Silver Dollar will be able to compete successfully against current or future competitors. Such competition could harm Silver Dollar's ability to earn revenues.

OTHERS MAY ASSERT INFRINGEMENT CLAIMS AGAINST SILVER DOLLAR, WHICH WOULD FORCE SILVER DOLLAR TO SPEND SIGNIFICANT FUNDS ON DEFENSE, THEREBY HINDERING REVENUE PRODUCTION ACTIVITIES.

One of the risks of the film production business is the possibility of claims that Silver Dollar's proposed productions infringe on the intellectual property rights of third parties with respect to previously developed films, stories, characters or other entertainment. Claims of infringement of other parties' proprietary rights may be brought against Silver Dollar. There can be no assurance that infringement claims will not be asserted against Silver Dollar, or that any assertions will not harm its business, financial condition or results of operations. Irrespective of the validity or the successful assertion of such claims, Silver Dollar would incur significant costs and diversion of resources with respect to the defense thereof, which would force Silver Dollar to scale back on revenue producing activities. If any claims or actions are asserted against it, Silver Dollar may seek to obtain a license under a third party's intellectual property rights. Silver Dollar cannot provide any assurances, however, that under such circumstances a license would be available on reasonable terms or at all.

SILVER DOLLAR FACES VARIOUS DISTRIBUTION RISKS WITH RESPECT TO ITS FEATURE FILMS AND TELEVISION PROGRAMS.

Although Silver Dollar has not yet produced any feature films or television programs, it cannot provide any assurances that its future productions will enjoy any success. In the event that a film does not generate sufficient revenues to offset production costs, Silver Dollar will not be able to generate revenues. If Silver Dollar is not able to enter into cost-sharing agreements, it expects to bear all of the financial risks associated with a future film's production costs. In addition, Silver Dollar cannot provide any assurances that future distribution agreements will minimize risks related to the financing of marketing and distribution expenses. In addition, as additional entrants emerge in the feature film marketplace, there may be increased competition for distribution partners. Any of these factors, either alone or in combination, could harm Silver Dollar's ability to earn revenues.

SILVER DOLLAR'S PRIMARY ASSET IS THE CONTRACT IT HAS ENTERED WITH DR. REED; SILVER DOLLAR WILL RELY ON ITS ABILITY TO ENTER INTO SIMILAR CONTRACTS TO ACQUIRE LITERARY OR OTHER ARTISTIC RIGHTS, WITHOUT WHICH IT WILL BE UNABLE TO PRODUCE FILMS, WHICH SILVER DOLLAR ANTICIPATES WILL BE ITS SOLE SOURCE OF REVENUES. WITHOUT SUCH PROJECTS OR THE ABILITY TO RELY ON SUCH AGREEMENTS, SILVER DOLLAR'S OPERATIONS WILL FAIL.

Silver Dollar anticipates that its only source of operating revenues will be from producing films based on the rights to scripts which it acquires, such as the rights to the script it has acquired from Dr. Reed. These contracts are non-recurring, and Silver Dollar expects it will only be able to enter into such arrangements on a script-by-script basis. Any author that Silver Dollar enters into such a contract with may cancel that contract without notice or on relatively short notice, even if Silver Dollar is not in default under the contract. Silver Dollar's eventual ability to generate revenues will be harmed if it fails to obtain a sufficient number of such contracts and successfully produce films and television programs. If Silver Dollar does not successfully produce its first film production, it may be unable to attract new author contracts and similar arrangements, or it may be required to pay a premium for such arrangements in order to complete effectively. This could result in a reduction in Silver Dollar's eventual revenues, resulting in lower earnings or operating losses.

SILVER DOLLAR'S SUCCESS DEPENDS ON CERTAIN KEY EMPLOYEES. THE
LOSS OF ANY KEY EMPLOYEE AND SILVER DOLLAR'S INABILITY TO REPLACE THAT INDIVIDUAL COULD ADVERSELY AFFECT REVENUE.

Silver Dollar's success depends to a significant extent on the performance of its management and future personnel serving as film directors, producers, animators, creative personnel and technical directors. In particular, Silver Dollar is dependent upon the services of Dr. Reed. Dr. Reed is the individual that has entertainment industry experience and is the creator Silver Dollar's first project, "Deceit", as well as the creator of the works we intend to acquire. Silver Dollar does not currently have "key person" life insurance. Silver Dollar does not have an employment agreement with Dr. Reed, though it anticipates entering into such an agreement with Dr. Reed. The loss of the services of Dr. Reed could harm Silver Dollar's ability to continue operating. The inability to cost-effectively replace Dr. Reed would also harm our operating results.

SILVER DOLLAR'S OFFICERS AND DIRECTORS HAVE DIVIDED RESPONSIBILITIES. SHOULD THEY NOT DEVOTE SUFFICIENT TIME TO SILVER DOLLAR'S BUSINESS, ITS OPERATING RESULTS WILL SUFFER.

Silver Dollar's officers and directors are also officers and directors of LitFunding Corp. Although Silver Dollar's officers and directors anticipate spending time on Silver Dollar's activities and being active in its management, they will not devote their full time and resources to Silver Dollar's operations.

TO BE SUCCESSFUL, SILVER DOLLAR NEEDS TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. A FAILURE TO DO SO WILL RESULT IN REDUCED REVENUES.

Silver Dollar's success will depend to a significant extent on its ability to identify, attract, hire, train and retain qualified professional, creative, technical and managerial personnel. There can be no assurance that Silver Dollar will be successful in identifying, attracting, hiring, training and retaining such personnel. If Silver Dollar is unable to hire, assimilate and retain qualified personnel, particularly film directors, producers, creative personnel and technical directors, such inability will harm its business, operating results and financial condition.

SILVER DOLLAR HAS A LIMITED OPERATING HISTORY ON WHICH TO BASE AN INVESTMENT DECISION, MAKING AN INVESTMENT IN SILVER DOLLAR HIGHLY RISKY.

Silver Dollar have not yet produced any films or television programs or generated any revenues. Accordingly, Silver Dollar has a limited operating history in implementing its business model upon which an evaluation of its prospects can be based. Silver Dollar's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the early stages of a business enterprise, particularly companies in highly competitive markets. To address these risks, Silver Dollar must, among other things, respond to changes in the competitive environment, to attract, retain and motivate qualified persons. Silver Dollar cannot provide any assurances that it will be successful in addressing such risks. An inability to adequately address such risks will result in decreased revenues.

                        TAX CONSEQUENCES OF THE SPIN-OFF

The discussion of U.S. Federal income tax consequences set forth below is a summary only and is not intended to address the specific tax consequences to each LitFunding stockholder or those of LitFunding. Each stockholder should consult his own tax advisor as to the Federal, state, local and foreign tax consequences of the spin-off to such stockholder.

We believe that the spin-off of Silver Dollar will be a taxable distribution under the Internal Revenue Code of 1986, as amended (the "Code"). LitFunding will recognize gain equal to the excess of (x) the fair market value of the Silver Dollar common stock on the distribution date, over (y) LitFunding' adjusted tax basis in the Silver Dollar common stock on such date. Each stockholder of LitFunding common stock who receives Silver Dollar common stock in the spin-off will be treated as receiving a distribution in an amount equal to the fair market value of such Silver Dollar common stock on the distribution date. LitFunding does not expect the distribution to be taxable as a dividend to such stockholder because LitFunding, taking into consideration the gain recognized by LitFunding in this spin-off, expects to have neither current nor accumulated earnings nor profits. Accordingly, LitFunding expects the distribution of Silver Dollar common stock to be a nontaxable return of capital to the extent of each stockholder's adjusted tax basis in the LitFunding common stock, with any remaining amount being taxed as a capital gain, assuming such stockholder has held the LitFunding common stock as a capital asset. If such stockholder has held the LitFunding common stock for more than one year, the capital gain will be subject to long-term capital gains rates. To the extent that LitFunding, notwithstanding its current expectations, does have current or accumulated earnings and profits, each stockholder would realize dividend income with respect to the distribution received. Although dividends currently are taxed at the same rate as long-term capital gains, unlike capital gains, dividends cannot be offset by capital losses. Stockholders that are corporations generally would be entitled to a deduction for 70% of the amount of any dividends received. This dividends received deduction does not apply to capital gains.

The tax basis in a stockholder's share of LitFunding common stock after the spin-off will be reduced by the portion of the distribution, if any, that was treated as a nontaxable return of capital. The tax basis of such stockholder's shares of Silver Dollar common stock received in the spin-off will be their fair market value as of the distribution date, and the holding period for such shares will commence the day following the distribution.

Your holding period for U.S. federal income tax purposes for the newly-received Silver Dollar stock is the same holding period as your LitFunding Corp. stock unless you fall within a special category of holder, such as a dealer or trader who did not hold the LitFunding Corp. stock as a capital asset on the Record Date.

                   STATEMENT IN U.S. FEDERAL INCOME TAX RETURN

U.S. Treasury regulations may require each shareholder to attach to his or her 2005 U.S. federal income tax return a signed statement setting forth certain prescribed information about the spin-off. For this purpose, we are enclosing a sample statement attached hereto as Annex B, which you may complete and use when filing your 2005 tax return.

The tax information included in this Information Statement represents our understanding of existing U.S. federal income tax law and regulations and does not constitute tax advice. Nor do we purport this information to be complete or to describe tax consequences that may apply to particular categories of shareholders. Each shareholder should consult a tax advisor as to the particular consequences of the spin-off under U.S. federal, state and local tax laws and foreign tax laws that may affect the description set forth above.

                              QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting stock of LitFunding have already agreed to items discussed in this Information Statement.

Q: What if prior to the dividend, I sell my shares in the parent company?

A: Given the nature of the transaction, any holder of LitFunding common stock who sells shares prior to the dividend Record Date will also be selling their entitlement to receive shares of Silver Dollar common stock as a dividend. Investors are encouraged to consult with their financial advisors regarding the specific implications of selling LitFunding common stock before the spin-off dividend.

Q: What if before the spin-off dividend I sell my shares in the parent company, then management and the Board of Directors, determine not to proceed based on any number of reasons, including overall economic conditions, general stock market conditions and the continuing results of LitFunding Corp., as well as the risk factors listed from time to time in the SEC filings of LitFunding Corp.?

A: Given the nature of the transaction, any holder of LitFunding common stock who sells shares on or before the dividend Record Date will also be selling their entitlement to receive shares of Silver Dollar common stock in the spin-off. Furthermore, if you sell your shares in LitFunding after the dividend and the spin off is not consummated; you will have sold and given up all of your ownership rights in Silver Dollar. Investors are encouraged to consult with their financial advisors regarding the specific implications of selling LitFunding common stock before the spin-off.

Q: Why have the Board of Directors and a majority of the shareholders agreed to approve these actions?

A: After much deliberation and discussion amongst the members of management, the LitFunding Board of Directors feels it is the best interest of LitFunding and Silver Dollar shareholders to have Silver Dollar operate as a separate company and raise working capital through the sale of its own equity. The LitFunding Board feels these actions will aid in this goal.

Q: Why is the company filing this Information Statement?

A: The Company is filing this Information Statement to inform you of the Board of Directors vote, along with the holders of voting control of a majority of the issued and outstanding common stock of LitFunding have voted to approve the proposed spin-off of Silver Dollar.

PURPOSE AND EFFECT OF THE PROPOSED SPIN OFF

Spinning out Silver Dollar will allow the subsidiary to operate as a separate company and raise working capital through the sale of its own equity. This will further allow its management to focus exclusively on its business, while at the same time, allowing the spun off company to have greater exposure by operating as an independent company. Additionally, the shareholders and the market will then more easily identify the results and performance of LitFunding as a separate entity.

NO DISSENTER'S RIGHTS

Under Nevada law, LitFunding's dissenting shareholders are not entitled to appraisal rights, and LitFunding will not independently provide our shareholders with any such right.

CONCLUSION

As a matter of regulatory compliance, LitFunding is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein (as described in this Information Statement) was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide LitFunding's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, LitFunding has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.
                                LITFUNDING CORP.

By:


-------------------------------------
Morton Reed
President / CEO

                                     ANNEX A

                             Form 10-KSB, as amended


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO
                                   FORM 10-KSB

(Mark One)

   [ X ] ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
         EXCHANGE ACT OF 1934

     For the fiscal year ended December 31, 2003

   [   ] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
         EXCHANGE  ACT OF 1934

   For the transition period from                  to
                                 ------------------  -----------------

      Commission file number     000-49679
                                 ---------

                                 LITFUNDING CORP
                  ( Debtor-in-Possession) Formerly known as RP
                               ENTERTAINMENT, INC.
                 (Name of small business issuer in its charter)

                                      6611

             NEVADA                                                   93-1221399
   (State or other jurisdiction of                              (I.R.S. Employer
   incorporation or organization)                            Identification No.)

     5757 Wilshire Boulevard, Suite PH10
     LOS ANGELES, CALIFORNIA                                             90036
 (Address of principal executive offices)                             (Zip code)

Issuer's telephone number (323) 857-0448

Securities registered under Section 12(b) of the Exchange Act:

          NONE

Securities registered under Section 12(g) of the Exchange Act:

                 COMMON STOCK, $.001 PAR VALUE PER SHARE

     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
 Yes X    No
    ---      ---

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB [ ]

     State issuer's revenues for its most recent fiscal year:  $1,535,613

     State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and ask prices of such stock, as of the close of business on March 31, 2004 Approximately $ 1.4 million State the number of shares outstanding of each of the issuer's class of common equity: 9,410,850 shares of common stock, $.001 par value per share were outstanding as of March 31, 2004. Preferred stock $.001 par value per share: no shares outstanding as of March 31, 2004.

     Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13, or 15(d) of the Exchange Act after the distribution of securites under a plan confirmed by a court
                           Yes
     Documents incorporated by reference:  n/a

Transitional Small Business Disclosure format (check one):

                            Yes              No

                                 LITFUNDING CORP
                       (Debtor-in-Possession) FORM 10-KSB
                                TABLE OF CONTENTS

PART I                                                                Page
                                                                      ----

     Item 1.     Description of Business............................    3
     Item 2.     Description of Property............................    6
     Item 3.     Legal Proceedings..................................    6
     Item 4.     Submission of Matters to a Vote of Security Holders    6

PART II

     Item 5.     Market for Common Equity and Related
                 Stockholder Matters................................    6
     Item 6.     Management's Discussion and Analysis or Plan
                 of Operation.......................................    6
     Item 7.     Financial Statements...............................    8
     Item 8.     Changes In and Disagreements With Accountants
                 on Accounting and Financial Disclosures............    9

PART III

     Item 9.     Directors, Executive Officers, Promoters and
                 Control Persons; Compliance with Section 16(a)
                 of the Exchange Act................................    9
     Item 10.    Executive Compensation.............................   10
     Item 11.    Security Ownership of Certain Beneficial
                 Owners and Management..............................   10
     Item 12.    Certain Relationships and Related
                 Transactions.......................................   10
     Item 13.    Exhibits and Reports on Form 8-K...................   11

SIGNATURES..........................................................   12

INDEX TO FINANCIAL STATEMENTS ......................................  F-1

                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS

INTRODUCTION

LitFunding Corp (formerly known as RP Entertainment, Inc.) was organized in the state of Nevada on July 11, 1996. It owns all of the common stock of California LitFunding. LitFunding Corp is the holding company in this corporate relationship. It has limited assets, no payroll, and no operations. In contrast, California LitFunding serves as the primary operating entity. It owns substantially all of operating assets, it employs all of the personnel, and it pays the obligations of both corporations.

California LitFunding is the successor-in-interest by merger to the "original" company in the corporate structure that now exists. LitFunding Corp., a California corporation was the "original company" in this corporate family. It started investing in litigation recoveries in 2000. In 2001, LitFunding Corp., a California corporation, decided to provide its shareholders the benefit of publicly tradable stock through a reverse triangular merger. Such a merger is a common means for a small entity to go public while preserving its favorable tax attributes. To accomplish this merger, in 2003, the principals of LitFunding Corp., a California corporation, acquired control of RP Entertainment, Inc., a publicly held Nevada corporation, organized in the state of Nevada on July 11, 1996, and they formed RP Acquisition Corp., a Nevada corporation, as a wholly owned subsidiary of RP Entertainment. Using these three entities, a reverse triangular merger plan was developed (the "Merger Plan").

Under the Merger Plan, the shareholders of LitFunding Corp., a California corporation, exchanged their shares for shares in the publicly held RP Entertainment, Inc., which was renamed LitFunding Corp., a Nevada corporation. LitFunding Corp., a California corporation, then changed its name to California LitFunding, and it became a wholly owned subsidiary of RP Acquisition Corp. This merger was finalized on January 23, 2004, through the filing of the Articles of Merger for RP Acquisition. Upon this filing, California LitFunding, a California company, was merged into RP Acquisition, a Nevada company, which assumed title to all of its assets and liabilities. RP Acquisition then changed its name to California LitFunding. RP Acquisition, newly renamed California LitFunding, is now a wholly owned subsidiary of LitFunding Nevada, which serves as the publicly listed holding company. When the original California LitFunding, a California Company gave up all its assets, liabilities and operations to RP Acquisition, it changed its name to CA Funding so that the corporate husk could be dissolved in California. LitFunding Corp owns all of the shares in a dormant Nevada corporation named E.Evolution Expeditions formed on February 25, 2000 as well as all the shares in a newly formed corporation named LitFunding USA formed in Nevada on March 22nd, 2004.

BUSINESS OF THE COMPANY

California LitFunding has been in the business of investing in litigation recoveries since 2000. In summary, California LitFunding raises capital and advances this capital to various law firms pursuant to "Settlement Agreements". These Settlement Agreements provide that the funds advanced shall be repaid to California LitFunding, plus a fee, when the lawsuits referenced in the agreement ultimately settle. The exact amount of the fee payable on the funds advanced depends upon the length of time the fund are outstanding, up to a fixed limit. Pursuant to the terms of the Settlement Agreements, California LitFunding's contractual right to payment is limited to the funds ultimately paid to the law firm from the specified lawsuit, or lawsuits, in which the funds are invested or expended.

LitFunding Corp., and California LitFunding (the "Companies") have been embroiled in expensive and counterproductive litigation since April 2, 2003 when certain individuals and entities of LitFunding Corporation, a Nevada corporation filed an involuntary bankruptcy petition against it Company in the United States Bankruptcy Court, Central District of California, Case No. LA03-19005 ES (the "Petition"). This case was subsequently converted to a voluntary chapter 11 proceeding and is more fully explained below in Item 3., Legal Proceedings.

In February 2004, the companies entered into a settlement agreement with the petitioning creditors. The terms of this settlement are currently incorporated and made a part of, the Companies' Joint Chapter 11 Plan of Reorganization and there is a confirmation hearing for that plan on May 26, 2004. The Settlement Agreement provides, among other things, for the dismissal of all litigation between the parties promptly after the confirmation of the reorganization Plan. This resolution will bring to a close of over eleven months of litigation between the parties and will allow the companies to restart the business which was effectively stalled and damaged by the litigation. An integral part of the Companies prospective business plan involves raising additional funds for investment in lawsuits. Since different segments of the capital markets may desire different investment structures and investment vehicles, the Companies cannot predict exactly how funds will be invested with the Companies after the effective date of the reorganization plan in each instance. Initially, it is anticipated that the new funding will be obtained from private parties and investment groups, and that this funding will be in the form of loans. The financing party will be granted a first priority lien on all of the lawsuits that they invest in. Once the obligations owed to the capital source are satisfied, California LitFunding or another wholly subsidiary of LitFunding Nevada, will receive the balance of the distributions.

COMPETITION

   The industry in which the Companies operate is extremely competitive and include major corporations with substantially greater resources than the Company, including but not limited to, financial, personnel and established relationships in the industry. Additionally, the Companies will have to reestablish their credibility and presence in the market place after the effective Date of the reorganization plan.


INTELLECTUAL PROPERTY /COMPETITION

   We use the Trade names of LitFunding, California LitFunding, LitFunding USA and CA Funding. Other than an expertise in assessing underwriting risks and the Companies database and experience of success with various lawyers and law firms, the companies business is not dependant upon proprietary information. Accordingly, there are no substantial barriers to competitors entering the market. The Companies acknowledge that they may not be able to compete successfully against future competitors with greater financial resources or access to potential business. Additionally, it is possible that competition may drive down the return on the Companies advances and that may negatively impact the viability of the Companies business model.

EMPLOYEES

(As of December 31 2003, the California LitFunding had 10 full time employees and one part time employee. LitFunding Corp had no full time or part time employees. Because of the Legal proceedings described below in Item 3., the companies have experienced a deleterious and damaging loss of key personnel that will have to be replaced and future performance will in part depend on the companies ability to attract, train and retain the personnel.

Dr. Morton Reed CEO and President, Mr. Stanley Weiner VP Finance and David Cohen CFO form the nucleus of the key management team. The companies will begin recruiting new in-house counsel, collection specialists and financial personnel after the effective date of the reorganization plan. In the interim, the companies will rely on outside professionals for assistance in matters where there is no in-house expertise.

ITEM 2. DESCRIPTION OF PROPERTY

The Companies has offices at 5757 Wilshire Boulevard, Suite PH10, Los Angeles, CA 90036 comprised of approximately 6,000 sq feet. (Please insert description of lease terms) The companies have rejected the lease for these premises as part of their reorganization plan and will be moving to new premises no later than June 30, 2004.

ITEM 3. LEGAL PROCEEDINGS

On April 2, 2003 certain individuals and entities of LitFunding Corporation, a Nevada corporation (the "Company"), filed an involuntary bankruptcy petition against the Company in the United States Bankruptcy Court, Central District of California, Case No. LA03-19005 ES (the "Petition"). Seven additional parties (collectively the "Petitioners") later filed joinders in support of the Petition. The filing of the Petition severely damaged both the Company, and its wholly owned operation subsidiary, California LitFunding, for the following reasons:

     o The filing made it virtually impossible for California LitFunding to raise and invest funds in new lawsuits, which is its core business.

     o California LitFunding was forced to expend significant amounts of money filing and preparing collection lawsuits against parties to various settlement agreements who viewed the filing of the Petition as an opportunity to renege on their contractual obligations, or to secure a discounted payoff.

     o California LitFunding's business reputation was devastated by the filing, and this enabled competitors to capitalize on its perceived financial problems.

The Company believes that the Involuntary Petition was filed without legal basis and in bad faith and was really a disguised takeover attempt.

The Company spent eleven months contesting the Petition, and it expended significant resources on this effort. The material facts relative to this litigation, and the Company's recent entry into a Chapter 11 proceeding, are summarized below:

     o On May 15, 2003, the Company moved the United States Bankruptcy Court (the "Court") for an order dismissing the Petition. The Court treated the Company's motion as one for summary judgment and denied it on the grounds that there were disputed factual issues that would require an evidentiary hearing;

     o On June 19, 2003, the Petitioners moved the Court for an order appointing an interim trustee. The Court denied that motion. The court also set the matter for trial on August 28 and August 29, 2003;

     o In July, the Court continued the trial, upon application by the Petitioners, until September 23, 2003. Subsequently, the Court continued the matter to November 24 and 25th 2003 and ordered the parties to mediation;

     o A two day mediation occurred in September of 2003. Unfortunately, this mediation was unsuccessful. Approximately ten days after the mediation failed, counsel for the Petitioners sought a meeting to present another settlement proposal. A meeting was held on October 10, 2003, a Friday, to consider this proposal. This meeting was attended by the President of the Company and its counsel. At the conclusion of this meeting the parties entered into a stipulation (the "Stipulation"). In summary, the Stipulation provided: (1) the Petitioners would convert their involuntary Chapter 7 proceeding to a Chapter 11 proceeding; (2) the Company would consent to the entry of an order of relief under Chapter 11; (3) the Company would reserve all of its rights to seek damages against the Petitioners relating to the bad-faith filing of the involuntary petition; and (4) the Petitioners agreed not to seek the appointment of a trustee for six months. California LitFunding was not a party to this stipulation.

     o Since the Stipulation provided for a consensual Chapter 11 filing, the Company believed that it required the formal approval of the Company's board of directors prior to being valid and binding under Nevada law. Accordingly, on the very next business day, October 13, 2003, the Company's board of directors met to consider the Stipulation. After carefully considering the merits of the Stipulation, the board of directors voted to reject the Stipulation as written, because there were provisions therein that could negatively impact the ability of the Company's operating subsidiary, California LitFunding, to raise capital prospectively, even though California LitFunding was not entering into bankruptcy proceeding under this agreement. Although the Petitioners were informed of this vote, they elected to file the Stipulation with the Court, and thereafter they endeavored to enforce the Stipulation through a motion (the "Motion To Enforce"). In the Motion To Enforce, the Petitioners contended, among other things that the Stipulation was enforceable without the necessity of a vote of the Company's board of directors.

     o On November 14, 2003, a hearing was held on Motion To Enforce. A hearing on a motion filed by LitFunding Nevada seeking an order compelling the Petitioners to post a bond to secure any prospective damage judgment the Company might obtain against the Petitioners for the wrongful involuntary filing was heard on the same date. After considering the arguments of both parties, the Court concluded that the Stipulation was enforceable. Accordingly the Court granted the Motion To Enforce. An order for relief placing the Company into a Chapter 11 proceeding was entered by the Court on November 19, 2003. The Court also ordered the Petitioners to post a bond in the amount of $500,000, which was done in January 2004 after the petitioners received one 10 day extension from the Company and two more extensions from the court.

As a result of the foregoing:

     o The Company was placed into Chapter 11 proceeding effective November 19, 2003. The costs of litigating the merits of the Involuntary Petition, and the financial impact of the pending involuntary, so materially damaged both the Company and California LitFunding that it ultimately became necessary for both companies (together the "LitFunding Companies") to enter into Chapter 11. Accordingly, California LitFunding entered into a Chapter 11 proceeding on January 26, 2004.

     o Since April 2, 2003, the Company has made several offers of settlement to the Petitioners.

     o On January 31, 2004, the LitFunding Companies filed a Joint Plan of Reorganization (the "Plan") and a supporting Disclosure Statement with the United States Bankruptcy Court and have since amended that plan to recognize the realities of the settlement discussed below.

     o The Companies have various lawsuits claiming damages against a former director of California LitFunding, and an ex employee for wrongdoing, breach of fiduciary responsibility, and theft of proprietary information.

Settlement:

In February 2004, The Companies entered into a settlement agreement with the petitioning creditors (the "Settlement Agreement"). The terms of this settlement are currently incorporated into a letter agreement. However, pursuant to the agreement between the parties, the terms of the settlement are being incorporated into, and made a part of, the Companies' Joint Chapter 11 Plan of Reorganization (the "Reorganization Plan") set for a confirmation hearing on May 26th 2004.

The Settlement Agreement provides, among other things, for the dismissal of all litigation between the parties promptly after the confirmation of the Reorganization Plan. This resolution will bring to a close of over eleven months of litigation between the parties.

The most significant achievements reached in the settlement include:

     o The dismissal with prejudice of all litigation between the parties effective upon the confirmation of the Reorganization Plan. However, the Settlement Agreement does not provide for the dismissal of the litigation pending between the Companies and a former employee regarding his alleged claims against the Companies, and the Companies counter-claims against this employee, nor does it dismiss litigation pending between an individual that is seeking compensation for bookkeeping services provided to the Companies prepetition. The Companies do not consider these litigation matters to be material and it does not believe that they have any merit;

     o The consensual treatment of the claims held by parties that advanced funds to the Companies pursuant to Investment/Equity Participation Agreements (the "IEP Claimants"). In summary the terms of the Settlement Agreement provide that the claims held by the IEP Claimants will be incorporated into a single promissory note (the "IEP Plan Note"), which is recourse to only the collections from the lawsuits that predate the Settlement Agreement; and

     o An approved overhead allocation in favor of the Companies payable from collections from the lawsuit investments. However, if for any reason the IEP Plan Note is not paid in full, the Companies will become obligated to repay to the IEP Claimants a sum equal to the lesser of the shortfall on the IEP Plan Note, or the amount of the overhead charge advanced to the Companies under the terms of the Settlement Agreement.

o Prior to the hearing on the Reorganization Plan, the Companies have receieved overwhelming creditor support for the approval of the Plan. A total of 90 votes were cast by creditors holding valid claims. Of this total, Eighty Six (86) voted in favor of the plan representing an approval rate of approximately 96%. In terms of dollars, the claims that voted in favor of the plan totaled $18 million. The allowed claims that voted against the Plan totaled only $343,000.

o Although there is no assurance that the Reorganization Plan proposed by the Companies will be approved by the United States Bankruptcy Court, the Companies believe that the likelihood of court approval has substantially increased with the advent of the foregoing settlement.

The resolution of the pending litigation with the IEP Claimants will enable the Companies to refocus their efforts on collecting delinquent accounts receivable owed by certain attorney/clients who received litigation advances from the Companies, but who have failed to repay these obligations.

The Companies have established a new subsidiary of the holding company, LitFunding USA, which will be responsible for all future funding of cases. This new subsidiary will also manage and collect the portfolio of California LitFunding to satisfy the requirements of the settlement with the petitioners.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There were no submissions to a vote of security holders during 2003.


                                     PART II

ITEM 5. MARKETS FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Reports to Security Holders. We are a reporting company with the Securities and Exchange Commission, or SEC. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

^ As of March 31, 2004, there were 9,410,850 shares of common stock issued and outstanding and 50,000,000 shares authorized, and no shares of preferred stock issued and outstanding, 10,000,000 shares authoorized. ^ During the years ended December 31, 2003 and 2002, the Company issued 5-year 9% convertible debentures amounting to $200,000, due January 1, 2007. The registered holders of the debentures have the right, after one year prior to maturity, to convert the principal at the original conversion price of $10 for one Common share or at the adjusted conversion price.

Equity Compensation Plans. Indicate whether there are securities authorized for issuance under any equity compensation plansLitFundingLitFundingLitFunding. LitFunding Corp adopted the employee stock option plan from RP Entertainment Inc. See S8 filed on September 10, 2003.

We participate in the OTC Bulletin Board, an electronic quotation medium for securities traded outside of the Nasdaq Stock Market, and prices for our common stock are published on the OTC Bulletin Board under the trading symbol "LFDG". This market is extremely limited and the prices quoted are not a reliable indication of the value of our common stock. As of May 21, 2004, there have been very few and limited trades in the LitFunding Corp common stock.

The Company has not declared or paid any cash dividends on its common stock since its formation, and the board of directors currently intends to retain all of its earnings, if any, for its business. The declaration and payment of cash dividends will be at the discretion of the board of directors.

Penny Stock Regulation. Shares of our common stock are subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in those securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission, which contains the following:

    o a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;
    o a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of securities' laws;
    o a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the "bid" and "ask" price;
    o    a toll-free telephone number for inquiries on disciplinary actions;
    o definitions of significant terms in the disclosure document or in the conduct of trading in penny stocks; and
    o such other information and is in such form (including language, type, size and format), as the Securities and Exchange Commission shall require by rule or regulation.

Prior to effecting any transaction in penny stock, the broker-dealer also must provide the customer the following:

    o    the bid and offer quotations for the penny stock;
    o the compensation of the broker-dealer and its salesperson in the transaction;
    o the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and
    o monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules. Holders of shares of our common stock may have difficulty selling those shares because our common stock will probably be subject to the penny stock rules.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FROM INCEPTION TO DECEMBER 31, 2003

THIS FOLLOWING INFORMATION SPECIFIES CERTAIN FORWARD-LOOKING STATEMENTS OF MANAGEMENT OF THE COMPANY. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ESTIMATE THE HAPPENING OF FUTURE EVENTS ARE NOT BASED ON HISTORICAL FACT. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "MAY", "SHALL", "COULD", "EXPECT", "ESTIMATE", "ANTICIPATE", "PREDICT", "PROBABLE", "POSSIBLE", "SHOULD", "CONTINUE", OR SIMILAR TERMS, VARIATIONS OF THOSE TERMS OR THE NEGATIVE OF THOSE TERMS. THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION HAVE BEEN COMPILED BY OUR MANAGEMENT ON THE BASIS OF ASSUMPTIONS MADE BY MANAGEMENT AND CONSIDERED BY MANAGEMENT TO BE REASONABLE. OUR FUTURE OPERATING RESULTS, HOWEVER, ARE IMPOSSIBLE TO PREDICT AND NO REPRESENTATION, GUARANTY, OR WARRANTY IS TO BE INFERRED FROM THOSE FORWARD-LOOKING STATEMENTS.


THE ASSUMPTIONS USED FOR PURPOSES OF THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION REPRESENT ESTIMATES OF FUTURE EVENTS AND ARE SUBJECT TO UNCERTAINTY AS TO POSSIBLE CHANGES IN ECONOMIC, LEGISLATIVE, INDUSTRY, AND OTHER CIRCUMSTANCES. AS A RESULT, THE IDENTIFICATION AND INTERPRETATION OF DATA AND OTHER INFORMATION AND THEIR USE IN DEVELOPING AND SELECTING ASSUMPTIONS FROM AND AMONG REASONABLE ALTERNATIVES REQUIRE THE EXERCISE OF JUDGMENT. TO THE EXTENT THAT THE ASSUMED EVENTS DO NOT OCCUR, THE OUTCOME MAY VARY SUBSTANTIALLY FROM ANTICIPATED OR PROJECTED RESULTS, AND, ACCORDINGLY, NO OPINION IS EXPRESSED ON THE ACHIEVABILITY OF THOSE FORWARD-LOOKING STATEMENTS. NO ASSURANCE CAN BE GIVEN THAT ANY OF THE ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THE FOLLOWING INFORMATION ARE ACCURATE, AND WE ASSUME NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.


CRITICAL ACCOUNTING POLICY AND ESTIMATES.
------------------------------------------

Our Management's Discussion and Analysis of Financial Condition and Results of Operations section discusses our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, accrued expenses, financing operations, and contingencies and litigation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The most significant accounting estimates inherent in the preparation of our financial statements include estimates as to the appropriate carrying value of certain assets and liabilities which are not readily apparent from other sources, primarily allowance for doubtful accounts receivables, accruals for other costs, and the classification of net operating loss and tax credit carry forwards between current and long-term assets. These accounting policies are described at relevant sections in this discussion and analysis and in the notes to the financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Overview

The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the Company's financial statements and the related notes thereto appearing elsewhere herein.

LitFunding Corp (formerly known as RP Entertainment) was organized in the state of Nevada on July 11, 1996. It owns all of the common stock of California LitFunding. LitFunding Corp is the holding company in this corporate relationship. It has limited assets, no payroll, and no operations. In contrast, California LitFunding serves as the primary operating entity. It owns substantially all of operating assets, it employs all of the personnel, and it pays the obligations of both corporations.

California LitFunding is the successor-in-interest by merger to the "original" company in the corporate structure that now exists. LitFunding Corp., a California corporation was the "original company" in this corporate family. It started investing in litigation recoveries in 2000. In 2001, LitFunding Corp., a California corporation, decided to provide its shareholders the benefit of publicly tradable stock through a reverse triangular merger. Such a merger is a common means for a small entity to go public while preserving its favorable tax attributes. To accomplish this merger, in 2003, the principals of LitFunding Corp., a California corporation, acquired control of RP Entertainment, Inc., a publicly held Nevada corporation, organized in the state of Nevada on July 11, 1996, and they formed RP Acquisition Corp., a Nevada corporation, as a wholly owned subsidiary of RP Entertainment. Using these three entities, a reverse triangular merger plan was developed (the "Merger Plan").

Under the Merger Plan, the shareholders of LitFunding Corp., a California corporation, exchanged their shares for shares in the publicly held RP Entertainment, Inc., which was renamed LitFunding Corp., a Nevada corporation. LitFunding Corp., a California corporation, then changed its name to California LitFunding, and it became a wholly owned subsidiary of RP Acquisition Corp. This merger was finalized on January 23, 2004, through the filing of the Articles of Merger for RP Acquisition. Upon this filing, California LitFunding, a California company, was merged into RP Acquisition, a Nevada company, which assumed title to all of its assets and liabilities. RP Acquisition then changed its name to California LitFunding. RP Acquisition, newly renamed California LitFunding, is now a wholly owned subsidiary of LitFunding Nevada, which serves as the publicly listed holding company. When the original California LitFunding, a California Company gave up all its assets, liabilities and operations to RP Acquisition, it changed it's name to CA Funding so that the corporate husk could be dissolved in California. LitFunding Corp owns all of the shares in a dormant Nevada corporation named E.Evolution Expeditions formed on February 25, 2000 as well as all the shares in a newly formed corporation named LitFunding USA formed in Nevada on March 22nd, 2004.

RESULTS OF OPERATIONS:

The results of operations of the Companies for the year ended December 31, 2003 consisted of primarily the operations of LitFunding Corp (LF) and its 100% owned subsidiary California LitFunding (CLF). The results of operations for the year ended December 31, 2002 consisted of the operations of CLF.

REVENUES AND COST OF REVENUES: The Company reported revenues of $1,535,613 and $2,461,892 during the year ended December 31, 2003 and 2002, respectively. The decrease in revenue in the year ended December 31, 2003 over a similar period in the prior year was primarily due to postponement of court hearings and a growing reluctance of attorneys (clients) to pay the companies amounts due them. Apparently in the mistaken belief that the filing of the involuntary bankruptcy petition against LitFunding Corp on April 2nd, 2003 and subsequent litigation and filings of voluntary chapter 11's for LitFunding Corp and California LitFunding would give them the opportunity to pay cents on the dollar or nothing at all.

General and administrative expenses were $3,425,009 and $3,458,599 during the year ended December 31, 2003 and 2002, respectively. Reserve for unsuccessful resolution of lawsuits and related accounts receivable (on settled cases) went down to $1,267,824 in the year ended December 31, 2003 as compared to $2,136,487 in the year ended December 31, 2002. Loss from operations was $4,105,923 and $4,496,691 during the year ended December 31, 2003 and 2002, respectively. The decrease in losses was not a large as it should have been primarily due to the expenditure of more than $1million dollars in legal and related expenses incurred during 2003 in the defense of the companies against the filing of the involuntary bankruptcy petition against LitFunding Corp on April 2nd, 2003 and subsequent related litigation.

Interest expense of $4,056,467 for the year ended December 31, 2003 and $2,945,511 for the year ended December 31, 2002 is related directly to disputed transactions that led to the filing of the involuntary bankruptcy petition against LitFunding Corp on April 2nd 2003 and subsequent related litigation. The accrual of these expenses has significantly affected the net loss for the years ended December 31, 2003 and 2004.

In February 2004, the Companies reached agreement with the petitioning creditors and that plan has been incorporated into a reorganization plan scheduled for a confirmation hearing on May 26, 2004. The totality of all claims held by the petitioners have been incorporated into a plan note that will have an opening balance of $ 26,111,763 as of May 1, 2004. The accounting for this note may affect prior year financial statements when it is confirmed by the court and subsequently booked.

Net loss for the Year ended December 31, 2003 was $8,197,244 as compared to $7,443,002 for the year ended December 31, 2002. The basic and diluted net losses per share were $0.92 and $0..98 during the year ended December 31, 2003 and 2002, respectively.

LIQUIDITY AND CAPITAL RESOURCES: The Companies principal capital requirements during the year 2004 are to fund the internal operations, defend it self from the litigation described in Part II, Item 1, below and fund the restart of the business subsequent to the confirmation of the reorganization plan. The Companies plan to raise necessary funds by selling its own common shares or through the sale of interest bearing debentures to selected investors or a combination of these. The Companies will also consider establishing relationships with selected business partners whose contributions include necessary cash.

As shown in the accompanying financial statements, the Companies incurred a net loss of $8,197,244 for the year ended December 31, 2003 as compared to a net loss of $7,443,002 for the same period in 2002. Additionally, in accordance with GAAP, the Company's total liabilities exceeded its total assets by $15,085,995 at December 31, 2003. In the ordinary course of events, this would raise substantial doubt about the companies ability to continue as a going concern. However, it is important to note that the companies recognizes revenue from advances only when a case has been resolved and when it is confident that fees calculated will in fact be realized. As of December 31, 2003, if the Companies made no further advances to plaintiffs or their attorneys, the Companies can reasonably expect to collect approximately $30 to 36 million in fees and return of principal over the next 12-24 months from open cases. The estimate is based on historical performance and other factors affecting each case.

OPERATING ACTIVITIES: During the year ended December 31, 2003, net cash used in operating activities decreased to $403,896 compared to net cash used in operating activities of $13,053,020 during the same period in 2002. The decrease in net cash used from operating activities resulted primarily from fewer funds being available for advances to plaintiffs and their attorneys as the companies devoted their energy to defending itself against the involuntary bankruptcy petition filed against LitFunding Corp on April 2nd, 2003 and subsequent related litigation. Other factors include the positive cash flow from prepaid commission of $864,196 in 2003 as compared to usage of cash from prepaid commission of $163,608 in the same period last year.

In addition, Petitioner characterized (and Company disputed) interest payable at December 31th, 2003, almost all of which is included in the litigation described in Part 11 Item 1 below was $3,905,048

INVESTING ACTIVITIES: Net cash used in investing activities during the year ended December 31, 2003 was $35,579 as compared to $57,059 for the same period in 2002.

FINANCING ACTIVITIES: Net cash provided by financing activities during the year ended December 31, 2003 was $216,436 as compared to cash provided by the financing activities of $10,735,762 during the same period in 2002. Decrease in cash flow from financing activities was mainly due to decrease in proceeds from investor participation and the inability of the companies to find new sources of capital while it was defending it self from the involuntary bankruptcy petition filed against LitFunding Corp on April 2nd, 2003 and subsequent related litigation.

As a result of the above activities, the Companies experienced a net decrease in cash of $233,039 for the year ended December 31, 2003 as compared to a net decrease of $2,374,317 in the year ended December 31, 2003.

The Companies do not have any material capital expenditure commitments as of December 31, 2003.

The Companies fully expects that it will be able to meet its contractual commitments under the plan of reorganization to be heard in a confirmation hearing on May 26, 2004. Additionally, the companies are actively working on attracting new sources of capital to restart the business and expects that it will be able to finalize some of these arrangements shortly after the effective date of a successful confirmation hearing on the reorganization plan.


FACTORS THAT MAY AFFECT FUTURE RESULTS:

The Companies cash flow is dependant on a lengthy collection cycle and factors beyond its control that may require the company to obtain interim financing.

The Companies collection cycle on advances made is lengthy. Based on the Companies experience, cases may take between 12 and 24 months to reach resolution. The larger cases may take longer than that. Once the Companies advance the money, the collection cycle is out of the Companies control. This may force the Companies to seek other sources of capital to fund its overhead expenses. There can be no assurance that in such an event the Companies could find such financing or that, if it could, the financing would be available on satisfactory terms.


THE COMPANY HAS A LIMITED OPERATING HISTORY AND LACK OF PROFITABILITY:

The Companies began business in late 2000 and have a limited operating history. During that time, the Companies have incurred losses in every quarter since inception and they are subject to the risks and uncertainties usually encountered by early stage companies.

In the past, the Companies attracted large well known firms of attorneys as clients. This too has been negatively impacted by the litigation against the Companies described in Part 11, Item 1, below. The company has not yet experienced an appreciable inability to attract the talent that it needs. However risks remain that the Companies will not attract, train or integrate into the business organization qualified personnel. Additionally, it is fair to expect that that fluctuations in operating results may be significant as the Companies develop and tests business practices. There is also the risk that the Companies will fail to properly manage growth and expansion, if and when it occurs.

THE COMPANIES ABILITY TO EXPAND IS LIMITED BY JURISDICTIONAL
LIMITATIONS:

Not all states allow advances to plaintiffs' attorneys and plaintiffs. Some jurisdictions do not allow maintaining, supporting, promoting or assisting another person, with money or otherwise, to prosecute a lawsuit. The Companies are of the opinion that there is more than enough business to pursue in those states that do allow these advances but also acknowledges that at some indeterminate time in the future, an inability to expand beyond such jurisdictions may negatively impact its business, prospects and results of operations. Although the Companies have not been able to relocate the business and associated assets to the State of Nevada because of the actions of the improper filing of the involuntary, there is now an expectation that the Companies will move to Las Vegas by late summer 2004 and they have begun to scout for office space in that city.

COMPANY COMMON STOCK IS LISTED ON THE OVER-THE COUNTER (OTC) BULLETIN BOARD WHICH MAY MAKE IT MORE DIFFICULT FOR STOCKHOLDERS TO SELL THEIR SHARES AND MAY CAUSE THE MARKET PRICE OF COMPANY COMMON STOCK TO DECREASE:

LitFunding Corp's common stock is listed on the OTC Bulletin Board. Factors that may affect potential liquidity include limited coverage by security analysts and the news media. This may negatively affect the prices for shares of LitFunding Corp common stock. The filings of the involuntary bankruptcy petition against LitFunding Corp on April 2nd, 2003 and subsequent litigation and filings of voluntary chapter 11's for LitFunding Corp and California LitFunding Chapter 11' did have a materially negative effect on the price of LitFunding Corp's stock and for all intents and purposes that stock had no value for all of 2003. LitFunding believes that he successful resolution of the litigation will give it an opportunity to rebuild value in the stock.

THE COMPANY'S STOCK PRICE MAY BE VOLATILE AND AN INVESTMENT IN SUCH COMMON STOCKCOULD SUFFER A DECLINE IN VALUE:

The market price of LitFunding Corp's common stock may fluctuate significantly in response to a number of factors, some of which are beyond LitFunding Corp's control. These factors include:

    o government regulatory action affecting the Companies services or competitors' services;
    o     actual or anticipated fluctuations in operating results;
    o     the loss of key management or other personnel;
    o     the loss of major customers;
    o     the outcome of any future litigation;
    o broad market fluctuations; and economic conditions in the United States or abroad.

LitFundingLitFundingLitFunding
   RESULTS OF OPERATIONS

ITEM 7.  FINANCIAL STATEMENTS




                             LITFUNDING CORPORATION
                             (Debtor-in-Possession)

                     Consolidated Financial Statements as of
                                December 31, 2003
                        And Independent Auditors' Report




                                                                           A-17
LITFUNDING CORP.



TABLE OF CONTENTS
         Independent Accountants' Report                                   A-2
     Consolidated Balance Sheet at December 31, 2003                       A-3
     Consolidated Statements of Operations for the years
       ended December 31, 2003 and 2002                                    A-4
     Consolidated Statements of Stockholder's Equity for the Years
     Ended December 31, 2003 and 2002                                      A-5
     Consolidated Statements of Cash Flows for the Years
       Ended December 31, 2003 and 2002                                    A-6
     Consolidated Statements of Cash Flows for the Years
       Ended December 31, 2003 and 2002
     Notes to Consolidated Financial Statements for the
       Years Ended December 31, 2003 and 2002                              A-8

                         INDEPENDENT ACCOUNTANTS' REPORT


To the Stockholders and Board of Directors of LitFunding Corp.:

We have audited the accompanying balance sheet of LitFunding Corp. (Debtor-in-Possession) as of December 31, 2003 and the related statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LitFunding Corp. as of December 31, 2003, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred material net losses for the year ended December 31, 2003 and liabilities exceed assets by $15,085,995 at December 31, 2003. The Company has entered into a Chapter 11 Plan of Reorganization under the United States Bankruptcy Code. The uncertainty of the Company's ability to raise future funding and the lack of cash flow from operations raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are discussed in
Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


/s/      EPSTEIN, WEBER & CONOVER, PLC
         Scottsdale, Arizona
         MAY 12, 2004

LITFUNDING, CORP.
(DEBTOR-IN-POSSESSION)
CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 2003

ASSETS
   Cash and cash equivalents                                                   $         51,676
   Accounts receivable, net                                                             740,103
   Contingent advances less reserve for unsuccessful
        resolutions of lawsuit of  $2,909,467                                         9,722,883
   Property and equipment, net of accumulated depreciation of $41,363                    83,801
   Other assets                                                                          19,435
                                                                               -----------------
TOTAL ASSETS                                                                   $     10,617,898
                                                                               =================


LIABILITIES AND STOCKHOLDERS' DEFICIT:

  Accounts payable                                                             $        601,100
  Accrued liabilities                                                                   184,766
  Investor participation obligations                                                 18,814,550
  Lease payable                                                                          25,248
  Interest payable                                                                    5,878,229
  Debentures                                                                            200,000

                                                                               -----------------
      Total liabilities                                                              25,703,893
                                                                               -----------------

STOCKHOLDERS' DEFICIT:


Preferred stock, par value $0.001, 10,000,000 shares                                          -
     authorized, none issued and outstanding
   Common stock,$0.001 par value, 50,000,000 shares
     authorized, 9,410,850 issued and outstanding                                         9,411

   Additional paid-in capital                                                         3,605,900

   Accumulated deficit                                                              (18,701,306)
                                                                               -----------------
      Total stockholders' equity                                                    (15,085,995)
                                                                               -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                    $     10,617,898
                                                                               =================






              The accompanying notes are an integral part of these
                       consolidated financial statements.

LITFUNDING CORP.
(DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEARS
ENDED DECEMBER 31, 2003 AND 2002
----------------------------------------------------



                                                                     2003               2002
                                                                ---------------    ----------------
NET REVENUE                                                     $    1,535,613      $    2,461,892

OPERATING EXPENSES:
     Selling                                                           948,703           1,363,497
     Reserve for doubtful accounts receviable                          488,075                   -
     Reserve for unsuccessful resolution of lawsuits                   779,749           2,136,487
     General and administrative expenses                             3,425,009           3,458,599
                                                                ---------------    ----------------
         Total expenses                                              5,641,536           6,958,583
                                                                ---------------    ----------------

LOSS FROM OPERATIONS                                                (4,105,923)         (4,496,691)
                                                                ---------------    ----------------

OTHER (INCOME) AND EXPENSES
     Interest (expense), net of interest income                     (4,056,467)         (2,945,511)
     Rental Income                                                      25,000                   -
     Loss on disposal of assets                                         (9,854)                  -
                                                                ---------------    ----------------

     Total other income (expense)                                   (4,041,321)         (2,945,511)
                                                                ---------------    ----------------

(LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES                 (8,147,244)         (7,442,202)

REORGANIZATION ITEMS:
    Legal fees                                                          50,000                   -
                                                                ---------------    ----------------

(LOSS) INCOME BEFORE INCOME TAXES                                   (8,197,244)         (7,442,202)

INCOME TAX (BENEFIT) PROVISION                                               -                 800
                                                                ---------------    ----------------

NET INCOME (LOSS)                                               $   (8,197,244)    $    (7,443,002)
                                                                ===============    ================

NET (LOSS) PER SHARE:
  Basic                                                         $        (0.92)    $        (0.98)
                                                                ===============    ================

  Diluted                                                       $        (0.92)    $        (0.98)
                                                                ===============    ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                              8,914,770           7,592,250
                                                                ===============    ================

  Diluted                                                            8,914,770           7,592,250
                                                                ===============    ================




              The accompanying notes are an integral part of these
                       consolidated financial statements.

LITFUNDING CORP.
(DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                 COMMON STOCK         PAID-IN          DEFERRED       ACCUMULATED
                                             SHARES      AMOUNT       CAPITAL        COMPENSATION       DEFICIT          TOTAL
                                          ------------ -----------  --------------  --------------  --------------- ----------------
 BALANCE DECEMBER 31, 2001                  7,592,250   $   7,592    $  4,167,920    $   (118,750)   $  (3,061,060)  $      995,702

   Shares issued for cash                      84,309          84          31,916                                            32,000

   Rescission of shares                    (3,964,157)     (3,964)          3,996                                                32

   Shares redemption                       (1,466,251)     (1,466)       (998,534)                                       (1,000,000)

   Amorization of deferred compensation                                                    39,000                            39,000

   Shares issued for services                  54,984          55         299,945                                           300,000

   Net loss                                                                                             (7,443,002)      (7,443,002)
                                          ------------ -----------  --------------  --------------  --------------- ----------------

 BALANCE DECEMBER 31, 2002                  2,301,135       2,301       3,505,243         (79,750)     (10,504,062)      (7,076,268)

  Recapitalization for reverse merger       5,969,115       5,969         (12,262)                                           (6,293)

   Shares issued for services               1,140,600       1,141         112,919                                           114,060

   Amorization of deferred compensation                                                    79,750                            79,750

   Net loss                                                                                             (8,197,244)      (8,197,244)
                                          ------------ -----------  --------------  --------------  --------------- ----------------

 BALANCE DECEMBER 31, 2003                  9,410,850   $   9,411    $  3,605,900    $          -    $ (18,701,306)  $  (15,085,995)
                                          ============ ===========  ==============  ==============  =============== ================





              The accompanying notes are an integral part of these
                       consolidated financial statements

LITFUNDING CORP.
(DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE
YEARS ENDED DECEMBER 31, 2003 AND 2002



CASH FLOWS FROM OPERATING ACTIVITIES:                                           2003              2002
  Net (loss) income                                                      $    (8,197,244)   $   (7,443,002)
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
  Depreciation and amortization                                                   31,612            11,467
  Reserve for unsuccesfful resolution of lawsuits                                790,529         2,136,487
   Reserve for bad debts                                                        (134,567)          617,872
   Loss on disposal of asset                                                      10,733                 -
  Deferred compensation                                                           79,750            39,000
  Services and settlement paid by issuance of common stock                       114,060           300,000
  Changes in assets and liabilities:
    Trade and other accounts receivable                                          (39,462)       (1,148,287)
     Other asets                                                                  25,039                 -
    Other receivable                                                                   -            36,226
    Contingent advances                                                        1,493,900        (9,054,687)
    Prepaid commissions on contingent advances                                   864,196          (163,608)
    Deposits                                                                           -           (14,955)
    Accounts payable and accrued expenses                                        652,510            (2,271)
    Interest payable                                                           3,905,048         1,632,738
                                                                         ----------------  ----------------
          Net cash (used in) provided by operating activities                   (403,896)      (13,053,020)
                                                                         ----------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Cash paid in business acquisition                                              (25,000)                -
  Purchases of property and equipment                                            (10,579)          (57,059)
                                                                         ----------------  ----------------
          Net cash (used in) provided by investing activities                    (35,579)          (57,059)
                                                                         ----------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from investor participation                                           154,385        11,977,890
  Issuance (purchase) of redeemable common stock                                       -        (1,000,000)
  Proceeds from issuance of common stock                                               -           434,322
  Investor Deposits                                                                    -          (823,750)
  Principal payments on capital lease obligations                                 (7,949)                -
  Debenture                                                                       70,000           130,000
  Loans payable, officer/shareholder                                                   -            (2,700)
  Shares issued on excersise options                                                   -            20,000
                                                                         ----------------  ----------------
          Net cash  provided by (used in) financing activities                   216,436        10,735,762
                                                                         ----------------  ----------------

INCREASE (DECREASE) IN CASH                                                     (223,039)       (2,374,317)

CASH, BEGINNING OF YEAR                                                          274,715         2,649,032
                                                                         ----------------  ----------------

CASH, END OF YEAR                                                        $        51,676    $      274,715
                                                                         ================  ================


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
         Interest paid                                                   $       152,078    $    1,304,663
                                                                         ================  ================

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
AND FINANCING ACTIVITIES:
       Common stock options issued for services                          $             -    $            -
                                                                         ==================================
       Common stock issued for compensation                              $             -    $      300,000
                                                                         ==================================
      Accrued interest added to bankruptcy liabilities                   $       252,625    $            -
                                                                         ==================================






                 The accompanying notes are an integral part of
                    these consolidated financial statements.

LITFUNDING CORP.
(DEBTOR-IN-POSSESSION)
CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE
         YEARS ENDED DECEMBER 31, 2003 AND 2002



SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

   Net book value of assets acquired in issuance of common for reverse
     merger                                                                   $     (6,293)   $        -
                                                                              ============    ===========

   Equipment acquired under capitalized leases                                $     33,197    $        -
                                                                              ============    ===========
















              The accompanying notes are an integral part of these
                       consolidated financial statements.

1.       ORGANIZATION AND BASIS OF PRESENTATION

LitFunding Corp. ("The Company") was incorporated in the state of Nevada. The Company serves as a holding company for its wholly owned subsidiary, California LitFunding ("California LitFunding") (together the Company and California LitFunding are referred to herein as the "LitFunding Companies"), which is the entity for which all operations are conducted. It owns substantially all of operating assets, it employs all of the personnel, and it pays the obligations of both corporations.

California Litfunding is the successor-in-interest by merger to the "LitFunding Corp., a California corporation ("Litfunding I"). This merger resulted in the two entity corporate structure that now exists. LitFunding I began investing in litigation recoveries in 2000, by raising capital and advancing this capital to various law firms pursuant to "Settlement Agreements". These Settlement Agreements provide that the funds advanced shall be repaid, plus a fee, when the lawsuits referenced in the agreement ultimately settle. The exact amount of the fee payable on the funds advanced depends upon the length of time the fund are outstanding, up to a fixed limit. Pursuant to the terms of the Settlement Agreements, California Litfunding's contractual right to payment (as successor to LitFunding I) is limited to the funds ultimately paid to the law firm from the specified lawsuit, or lawsuits, in which the funds are invested or expended.

 The merger referenced above was implemented in January of 2003. To implement this merger, the Company formed a wholly owned subsidiary (a Nevada corporation) called RP Acquisition Corp. The Company then acquired all of the common stock of LitFunding I. This merger was finalized on January 23, 2004, through the filing of the Articles of Merger for RP Acquisition Corp. Upon this filing, LitFunding I was merged into RP Acquisition Corp, which assumed title to all of its assets and liabilities. RP Acquisition Corp. then changed its name to California Litfunding. California Litfunding, is now a wholly owned subsidiary of the Company, which serves as the publicly listed holding company.

As a result of the merger transaction with the Company, the former LitFunding I stockholders obtained control of the Company's voting stock. For financial accounting purposes, the acquisition was a reverse acquisition of the Company by California LitFunding, under the purchase method of accounting, and was treated as a recapitalization with California LitFunding as the acquirer. Accordingly, the historical financial statements have been restated after giving effect to the January 23, 2003, acquisition of the Company. The financial statements have been prepared to give retroactive effect to January 1, 2002, of the reverse acquisition completed on January 23, 2003, and represent the operations of California LitFunding. Consistent with reverse acquisition accounting: (i) all of California LitFunding's assets, liabilities, and accumulated deficit, are reflected at their combined historical cost (as the accounting acquirer) and
(ii) the preexisting outstanding shares of the Company (the accounting acquiree) are reflected at their net asset value as if issued on January 23, 2003.

On April 2, 2003 certain individuals and entities filed an involuntary bankruptcy petition against the Company in the United States Bankruptcy Court, Central District of California. After numerous legal proceedings, in November 2003, the Company stipulated to the entry of an order for relief, thereby placing the Company into a Chapter 11 proceeding. In January 2004, the Company's wholly owned operating subsidiary, California LitFunding, filed a voluntary Chapter 11 bankruptcy petition. In February of 2004, an order was entered substantively consolidating the Company's Chapter 11 estate with the Chapter 11 estate of California LitFunding. However, this order did not effectuate a merger between these two corporate entities. The Company anticipates confirmation of its plan of reorganization by the bankruptcy court in the second calendar quarter of 2004 (see Note 3).

The Company incurred material net losses for the year ended December 31, 2003 and liabilities exceed assets by $15,085,995 at December 31, 2003. As discussed in Note 3, the Company has entered into a Chapter 11 Plan of Reorganization under the United States Bankruptcy Code. The ability of the Company to continue as a going concern is dependent upon successful confirmation and operation under the bankruptcy plan, obtaining additional capital and financing, and generating positive cash flow from operations. The Company intends to seek additional capital either through debt or equity offerings and believes that increased volume and reduction in its lead time to finance and collect on funded cases will ultimately lead to profitability and positive cash flows. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. At times cash deposits may exceed government insured limits. At December 31, 2003, cash deposits did not exceeded those insured limits.

Principles of consolidation: The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, California LitFunding and E.Evolution Expeditions. All significant intercompany accounts and transactions are eliminated.

Property and equipment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over a period of the shorter of the applicable lease term or the estimated useful lives of the assets ranging from 3 to 5 years. Depreciation expense for the years ended December 31, 2003 and 2002 was $ 31,612 and $11,467, respectively.

Revenue recognition -The Company recognizes revenues earned in relation to the fees charges on the contingent advances upon successful resolution of the funded lawsuit. In accordance with the guidelines of Staff Accounting Bulletin (SAB) 101 and Statement of Financial Accounting Concepts (SFAC) No. 5, upon successful resolution of the lawsuit, including appeals, the fees become realizable and earned. At this time the fee is determinable and the collection ensured.

Income taxes - The Company provides for income taxes based on the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which, among other things, requires that recognition of deferred income taxes be measured by the provisions of enacted tax laws in effect at the date of financial statements. The company is a cash basis tax payer.

Financial Instruments - Financial instruments consist primarily of cash, accounts receivable, contingent advances, and obligations under accounts payable, accrued expenses, debentures, capital lease obligations and investor participation obligations. The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of those instruments. The carrying value of the Company's contingent advances approximate fair value because the Company provides allowances for any estimated uncollectible amounts (See Note 4). The carrying value of debentures approximate fair value because they contain market value interest rates and have specified repayment terms. The investor participation obligations are carried at the expected repayment amounts as determined by the individual contracts and most recently at the expected amounts allowed through the bankruptcy proceedings. Obligations under capital leases approximate fair value because the original balances approximated the fair value of the underlying equipment at the time the obligations were incurred. The Company has applied certain assumptions in estimating these fair values. The use of different assumptions or methodologies may have a material effect on the estimates of fair values.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made in connection with the preparation of the accompanying financial statements include the carrying value of accounts and contingent advances receivable,

Stock-Based Compensation - Statements of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, ("SFAS 123") established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation. In accordance with SFAS 123, the Company has elected to continue accounting for stock based compensation using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and has opted for the disclosure provisions of SFAS N.123

Impairment of long-lived assets is assessed by the Company whenever there is an indication that the carrying amount of the asset may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows generated by those assets to the assets' net carrying value. The amount of impairment loss, if any, is measured as the difference between the net book value of the assets and the estimated fair value of the related assets.

Net Loss Per Share: Net loss per share is calculated using the weighted average number of shares of common stock outstanding during the year. The Company has adopted the provisions of SFAS No. 128, Earnings Per Share.

Business Cycle: Because the nature of the Company's operations is such that the investment in contingent advances and ultimate resolution of cases and completion of the earnings process is generally longer than one year, an unclassified balance sheet is presented.

Recently Issued Accounting Pronouncements: In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 requires the classification as a liability of any financial instruments with a mandatory redemption feature, an obligation to repurchase equity shares, or a conditional obligation based on the issuance of a variable number of its equity shares. The Company does not have any financial instruments with a mandatory redemption feature. The Company believes the adoption of SFAS No. 150 will not have a material effect on the Company's financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 clarifies the requirements for a guarantor's accounting for and disclosure of certain guarantees issued and outstanding. The initial recognition and initial measurement provisions of FIN 45 are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for financial statements for periods ending after December 15, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities" (FIN 46). FIN No. 46 states that companies that have exposure to the economic risks and potential rewards from another entity's assets and activities have a controlling financial interest in a variable interest entity and should consolidate the entity, despite the absence of clear control through a voting equity interest. The consolidation requirements apply to all variable interest entities created after January 31, 2003. For variable interest entities that existed prior to February 1, 2003, the consolidation requirements are effective for annual or interim periods beginning after June 15, 2003. Disclosure of significant variable interest entities is required in all financial statements issued after January 31, 2003, regardless of when the variable interest was created. The Company is presently reviewing arrangements to determine if any variable interest entities exist but does not anticipate the adoption of FIN 46 will have a significant impact on the Company's financial statements.


3.       BANKRUPTCY PETITION AND REORGANIZATION

    On April 2, 2003, certain creditors filed an involuntary bankruptcy petition under Chapter 7 of the United States Bankruptcy Code against the Company. In the Petition, the Petitioning Creditors alleged that the Company was generally not paying its debts as they became due. The Company disputed this allegation. For approximately eleven months the Company and the Petitioning Creditors engaged in litigation regarding the merits of the involuntary petition, and the Petitioning Creditors rights under disputed contracts.

    Pursuant to the terms of a stipulation with the Petitioning Creditors, the Company entered Chapter 11 effective November 19, 2003. The costs of litigating the merits of the Involuntary Petition, and the financial impact of the pending involuntary, so materially damaged both the Company and California LitFunding that it ultimately became necessary for both companies to enter into Chapter 11. Accordingly, California LitFunding entered into a Chapter 11 proceeding on January 26, 2004.

     In February of 2004, the litigation relating to the involuntary petition was settled. The settlement reached by and among the Company and the petitioning creditors has been incorporated into a reorganization plan scheduled for a confirmation hearing on May 26, 2004.

    California Litfunding, as the operating entity, holds title to substantially all of the assets of the LitFunding Companies. The core assets within California Litfunding, and those with most of the value, are the Settlement Agreements. A total of approximately $18.6 million dollars was invested through the Settlement Agreements. Of this total, approximately $7.0 million dollars in principal has been recovered, $3.2 million dollars in "fees" have been paid, and $1.6 million dollars in losses have been suffered, leaving a principal balance owing of approximately $12.4 million dollars.

    Based upon the current status of the underlying lawsuits, the Company projects that between $30.0 million and $36.0 million dollars will be collected over the next three years on the lawsuits subject to Settlement Agreements

The Company's primary liabilities are summarized in the following paragraphs:

A. Administrative and Priority Claims. The claims within this class total approximately $200,000 through April 2004. Most of this amount represents the fees and costs payable to the LitFunding Companies'general insolvency counsel, Winthrop Couchot, P.C. The balance represents sums owed to accountants, and approximately $10,000 in priority wages owed to two officers of the LitFunding Companies;

B. Gap Claims. During the period between the filing of the involuntary petition and the date on which the Company stipulated to the entry of an order for relief, certain claims accrued. Substantially all of these claims accrued in favor of two law firms that were defending the Company against the involuntary filing. The LitFunding Companies have reached an agreement with these claimants. In summary, 40% of their claims will be paid on or before June 15, 2004 and the balance of their claims will be paid over the next twelve months;

C. Debenture Claims. In calendar years 2002 and 2003 California Litfunding issued debentures to seven individuals, creating approximately two hundred thousand dollars ($200,000) in debt obligations. These claims are unsecured and they are undisputed.

D.               Unsecured Claims Other Than Debenture Claims and IEP Claims.
                 The Debtors have approximately $500,000 in allowed unsecured claims.

E. IEP Claims. Pursuant to the Settlement Agreement entered into by and between The Company and the IEP petitioning creditors, each and every claim held by the IEP petitioning creditors has been fixed in the Plan. The totality of all claims held by the IEP petitioning creditors has been incorporated into the Plan Note. The Plan Note will have an opening balance of $26,111,763.00 as of May 1, 2004.

F. Interest Holders. Interest holders are the parties who hold ownership interest (i.e., equity interest) in The Company. The Plan creates two classes of interests. Class 7, which is comprised of the Company, as the holder of all of the common stock of California Litfunding, and Class 8, which is comprised of all of the holders of common stock interests in the Company. These classes are not impaired under the terms of the Plan.

         The Plan presented for confirmation incorporates both a business plan, and a legal framework for the payment of claims. The business plan sets forth how the Company intends to generate the funds necessary to meet the monetary obligations fixed in the Plan. The legal framework details what each class of creditors will receive under the terms of the Plan.

         The business plan incorporated into the Plan is designed to accomplish two core objectives. The first core objective is to maximize the funds collected to be collected. The second core objective is to essentially restart The LitFunding Companies' business model by raising and investing additional capital in new lawsuits.

The Company intends to repay all obligations in full. Claims are impaired as that termed is used in the Bankruptcy Code because obligations will be paid out over specified long term periods. However, for accounting purposes, the Company does not believe any of the obligations are compromised at December 31, 2003, based on the expected amount of allowed claims.

4.       ACCOUNTS RECEIVABLE AND CONTINGENT ADVANCES

Accounts receivable represents unpaid amounts due for the return on contingent advances and fees earned on cases in which there have been positive resolutions. Allowances for bad debts amounted to $488,075 as of December 31, 2003.

The Company enters into agreements with lawyers and law firms whereby the Company underwrites and funds litigation costs on selected cases. Generally, the Company will be repaid those amounts plus negotiated fees when a case is settled awards are received by the plaintiffs. These agreements are non-recourse but are secured by a lien against any awards in the case. Fees are generally based on the length of time the advances are outstanding. If the fee is less than the award or settlement, the fees are reduced to the amount of the recovery.

Management estimates the net realizable value of contingent advances by periodically reviewing the progress of the cases with the attorneys trying them and past experience with similar cases. Management believes that the Company has historically achieved a success rate of approximately 85% on cases that it has funded. Management monitors all case and provides an allowance if it believes that any advances have been impaired. At December 31, 2003, there were contingent advances outstanding of $12,632,350 and a corresponding impairment allowance of $2,909,467.

5.       INVESTOR PARTICIPATION OBLIGATIONS

The Company raised capital to enable it to engage in the practice of funding the contingent advances by entering into so called IEP agreements. These are considered to be investment/equity participation agreements the nature of which has been redefined and fixed as part of plan of reorganization and the totality of all claims held by the IEP petitioning creditors has been incorporated into the Plan Note. The Plan Note will have an opening balance of $26,111,763.00 as of May 1, 2004 and as of May 1, 2004 include an approximate $2,000,000 from the cancelled sale of stock and a predetermined retroactive return. These IEP's accrue interest at 20% per annum. Under the anticipated bankruptcy plan these obligations are to be repaid to the extent the Company successfully collects funds from accounts receivable and contingent advances. There is no specific schedule of repayment but the Company anticipates collections to be adequate to fully repay the IEP Note.

Costs associated with obtaining the capital, consisting mainly of commissions paid, are included as a reduction of the investor participations balance and are amortized over one year. Amortization for the years ended December 31, 2003 and 2002 was $154,385 and $786,176 respectively. A summary of investor participation is as follows:

                              December 31, 2003         December 31, 2002
                              -----------------         -----------------

Investor participation        $       18,814,550       $       18,814,550
Commissions                                - 0-                  (154,385)
                              ------------------       -------------------
                              $       18,814,550       $       18,660,165
                              ==================       ===================


6.       DEBENTURES

During the years ended December 31, 2003 and 2002, the Company issued 5-year 9% convertible debentures amounting to $200,000, due January 1, 2007. Interest is due semi-annually on the first day of June and December of each year, commencing June 1, 2003 until fully paid. As part of the plan of reorganization, these debentures will have an amended maturity to June 15, 2008.

The registered holders of the debentures have the right, after one year prior to maturity, to convert the principal at the original conversion price of $10 for one Common share or at the adjusted conversion price. If and whenever on or after the date of this debenture, the Company issues or sells any share of common stock for a consideration per share less than the initial conversion rate, then upon such issue or sale, the initial conversion rate shall be reduced to the lowest net price per share at which such share of common stock have been issued. The debentures are subordinated to all the senior indebtedness, including debts under Equity Participation Agreement.


7.       STOCKHOLDERS' DEFICIT

As discussed in Note1, the Company entered into a merger agreement in January 2003, whereby 7,592,250 shares of its common stock were issued in exchange for all the issued and outstanding shares of the common stock of California LitFunding. The acquisition was a reverse acquisition of the Company by California LitFunding, under the purchase method of accounting, and was treated as a recapitalization with California LitFunding as the acquirer. Accordingly, the historical financial statements have been restated after giving effect to the January 23, 2003, acquisition of the Company.

During the year ended December 31, 2003, the Company granted 1,140,600 shares of common stock to officers and employees as compensation for services rendered. The value of these shares was determined by the quoted trading price of the Company's common stock.

As discussed in Note 8, during May 2002, the Company had a private placement equity sale. Due to disclosures contained in the document, certain shareholders alleged error in judgment and breach of fiduciary duty on the part of one of the officer-shareholders, who subsequently resigned. The Company rescinded all shares that had been issued under the private placement, and returned all cash collected under the equity sale.

As a condition of the Settlement and Mutual Release Agreement, which the Company and several shareholders entered into with the officer-stockholder, the officer-stockholder returned 2,700,000 (3,964,157 shares when consideration is given to the exchange conducted as part of the reverse merger), of his founding shares during the year ended December 31, 2002,. These shares were valued at their original issuance cost of $.001 in the accompanying financial statements, as the transaction in effect was a revocation of the original issuance.


8.       INCOME TAXES

The Company recognizes deferred income taxes for the differences between financial accounting and tax bases of assets and liabilities. The Company has elected to account for its income and expenses on a cash basis for income tax purposes. Income taxes for the years ended December 31, 2003 and 2002 consisted of the following:

                                              2003             2002
                                         -------------- -----------------
Current tax (benefit) provision          $    (816,290) $     (2,526,000)
Deferred tax (benefit) provision               816,290         2,526,000
                                         -------------- -----------------
Total income tax provision               $          -0- $             -0-
                                         ============== =================

Net deferred income tax assets of $6,393,000 are fully offset by an equal valuation allowance. The valuation allowance was increased by $3,290,000 and $1,878,000 in the years ended December 31, 2003 and 2002 respectively. The net deferred income tax asset at December 31, 2003 is comprised of:

      Allowance for losses on advances and accounts receivable$      987,000
      Differences in liabilities related to accounts payable
      and accruals                                                 3,136,000
      Book/tax differences in stock based compensation                76,000
      Net operating loss carryforwards                             2,194,000
                                                              ---------------
      Deferred income tax asset                                    6,393,000
          Less: Valuation allowance                               (6,393,000)
                                                              ---------------
          Total deferred income tax asset                                 -0-
      Deferred income tax liability                                       -0-
                                                              ---------------
      Net deferred income tax asset                           $           -0-
                                                              ===============

Federal and state net operating loss carryforwards of $5,485,000 expire from 2020 through 2023. Due to the change in control of the Company discussed in Note 1, future utilization of the net operating losses may be restricted.

The differences between the statutory and effective tax rates are as follows for the year ended December 31, 2003:
                                                            2003
        Federal statutory rates                      $  (2,787,000)       (34)%
        State income taxes                                (492,000)        (6)%
        Valuation allowance for operating loss carry
        forwards                                         3,290,000          40%
        Other                                              (11,000)          -%
                                                     -------------- -----------
        Effective rate                               $          -0-          0%
                                                     ============== ===========


9. COMMITMENTS AND CONTINGENCIES

      Capital Lease:

The Company leases its office equipment under a capital lease as shown below.

The following is an analysis of leased property under capital leases by major classes:

Machinery and Equipment                             $33,197
Less: Accumlated Depreciation                        (5,652)

                                                    --------
                                                    $27,545
                                                    ========

The following is a schedule by ten years of future minimum lease payments under capital leases together with the present value of the minimum lease payments as of December 31, 2003:

Year Ending December 31:
2004                                                $  6,654
2005                                                   6,654
2006                                                   6,654
2007                                                   6,654
2008                                                     555
                                                    --------
Total Minimum Lease Payments                          27,171
  Less Amount REpresenting Interest                   (6,872)
Present Value of Minimum Lease Payments             $ 20,299
                                                    ========

Operating Lease:

The Company also is obligated under an operating premises lease through January 14, 2006. However, the company has the right and intent on rescinding the premises lease under bankruptcy proceedings of Chapter 11 of the Federal Bankruptcy Code and moving their offices to Las Vegas, Nevada by the end of 2004. Rent expense under the premises leases was $ 143,088 and $61,115 for the years ended December 31, 2003 and 2002. During 2003 the Company subleased part of it premises for $30,000.

Certain of the Company's officers have personally guaranteed the operating lease.

Contingencies:

The Company is defendant in several matters in litigation, many of which are in the normal course of business, including litigation for refunds of funds invested. The Company believes these suits are without merit and intends to defend these litigations in court of law.

The Company is involved in a suit for breach of contract, fraud, conspiracy and defamation. The claimants allege that there was a finder's fee agreement between them and the founding officers/shareholders for the Company. The Company's position is that there was a negotiated agreement with the claimants. The claimants allege damages of $16 million. The hearing is scheduled for May 26, 2004.

The Company believes that all alleged claims must be settled through the bankruptcy court. Any disputed claims will be settled prior to plan confirmation.


10.     NET LOSS PER SHARE

Net loss per share is calculated using the weighted average number of shares of common stock outstanding during the year. Warrants and options to purchase 2,400,500 common shares were not considered in the calculation for diluted earnings per share for the years ended December 31, 2003, because the effect of their inclusion would be antidilutive.

                                          -------------- ------------- ---------
                                                                         Per
                                          Income (Loss)     Shares      share
                                          -------------- ------------- ---------
        Net (Loss) Income                 $(8,197,244)
        Preferred stock dividends              (-0-)

        Basic Earnings Per Share

        Loss available to common
        stockholders                      $(8,197,244)    8,914,770    $  (0.92)

        Effect of dilutive securities          N/A


        Diluted Earnings Per Share             N/A        8,914,770    $  (0.92)

11.     CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at banks in California. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, the Company's cash balances may exceed insured limits. However, December 31, 2003, none of the Company's deposits exceeded insured limits.

Financial instruments that potentially subject the Company to concentrations of credit risk are primarily contingent advances and trade accounts receivable. The trade accounts receivable are due primarily from customers concentrated in California.

The Company's contingent advances are generally due from clients when the litigating case in question is settled favorably. Substantially all cases are being tried by lawyers in the state of California. Monies invested by the Company plus fees become part of the Companies accounts receivable and are due at that time less any settlement discount. The contingent advances balance at December 31, 2003 is comprised of numerous debtors. However, one debtor represents approximately 50% of the total balance at December 31, 2003. No other single note or debtor comprises greater than 10% of the total balance at December 31, 2003.

2.      STOCK BASED COMPENSATION

The Company issues stock options from time to time to executives, key employees and members of the Board of Directors. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," and continues to account for stock based compensation using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". Accordingly, no compensation cost has been recognized for the stock options granted to employees. Had compensation cost for the Company's stock options been determined based on the fair value at the grant date for awards in 2003 and 2002, consistent with the provisions of SFAS No. 123, the Company's net (income) loss and loss per share would have been increased to the pro forma amounts indicated below:

                                                  2003             2002
                                                  ----             ----
Net income (loss) - as reported                 $(8,197,244)     $(7,443,002)
Net income (loss) - pro forma                   $(8,212,261)     $(7,426,002)
Loss per share - as reported                         $(0.92)          $(0.98)
Loss per share - pro forma                           $(0.92)          $(0.98)

The fair value of each option grant is estimated on the date of grant using the minimum value method. The minimum value method was used because the Company's stock did not trade during the year ended December 31, 2003. The following assumptions were used in imputing value for options granted in year ended December 31, 2003:
                                  2003
                                  ----
Dividend yield                    None
Volatility                         N/A
Risk free interest rate          3.00%
Expected asset life            3 years
Fair value of stock            $  0.10

The Company does not maintain a formal stock option plan. The Company granted 1,477,500 options to certain key employees during the year ended December 31, 2003. These options all vest immediately. The options granted in the year ended December 31, 2003, are exercisable at $0.01 to $1.00 per share. The options expire three to four years from date of grant. The summary of activity for the Company's stock options is presented below:
                                                                       Weighted
                                                                       Average
                                                                       Exercise
                                                         2003           Price
                                                      ----------     -----------
    Options outstanding at beginning of year              47,000     $      6.33
    Granted                                            1,477,500     $      0.36
    Exercised                                             - 0 -
    Terminated/Expired                                    - 0 -
    Options outstanding at end of year                 1,524,500     $      0.54
    Options exercisable at end of year                 1,524,500     $      0.54
    Options available for grant at end of year               N/A             N/A

    Price per share of options outstanding           $0.01-$1.00

    Weighted average remaining contractual lives
                                                      2.83 years

    Weighted Average fair value of options granted
    during the year                                        $0.01


13. SUBSEQUENT EVENTS

            As described above, LitFunding Corp was placed into a Protective Chapter 11 proceeding effective November 19, 2003. The costs of litigating the merits of the involuntary Petition, and the financial impact of the pending involuntary proceeding, so damaged both the LitFunding Corp and California LitFunding that it ultimately became necessary for both companies to enter into Chapter 11. Accordingly, California LitFunding entered into a Chapter 11 proceeding on January 26, 2004.

           In February of 2004, this litigation was settled. The settlement reached by and among the Company and the petitioning creditors has been incorporated into a reorganization plan scheduled for a confirmation hearing on May 26, 2004. Pursuant to the Settlement Agreement entered into by and between the Company and the IEP petitioning creditors, each and every claim held by the IEP petitioning creditors has been fixed in the Plan. The totality of all claims held by the IEP petitioning creditors has been incorporated into the Plan Note. The Plan Note will have an opening balance of $26,111,763.00 as of May 1, 2004.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

   None

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    The executive officers and directors of LitFunding Corp as of December 31, 2003 are as follows:


  NAME                   AGE            POSITION
  ----                   ---            --------

  Morton Reed            71             Director, President, CEO

  John Holt Smith        61             Director
  Stanley Weiner         62             Director, VP Finance
  David Cohen            46             CFO, Treasurer and acting Secretary
  Michael Marcelli       40             Director, General counsel (Resigned
                                        March 1, 2004)

Morton Reed, Director practiced for twenty years as psychologist in the area of forensics, both evaluating offenders and testifying in court. From 1970 to 1982, Morton Reed founded and was president & Chairman of the Board of AAlpha Mortgage and Investment co., (AAlpha") a major secondary and tertiary (hard money) lender in California. TDL Funding purchased AAlpha in 1982 at which time AAlpha had funded in excess of one hundred million dollars in deeds of trust.

Prior to creation of AAlpha, from 1962 until 1971, Morton Reed was the president of Cathay Studios, a national chain of portrait studios. He left Cathay to become a founding partner in AAlpha. Following the sale of AAlpha, Morton Reed took over as president of Orient Limited of Nevada, a people-moving company that brought tourists into Las Vegas for gambling and attendance at land sales presentations. At one time, Orient Limited of Nevada was the single largest buyer of rooms in the city of Las Vegas.

     Morton Reed, whose early training was in advertising as copywriter, has also written fifteen screenplays and three novels (including a best seller). In 1985, he produced the film Space Rage, the first film production of Vestron Films, and continued to work in the motion picture business as an independent writer/producer until 1995. In 1995, Morton Reed accepted a contract from Live Entertainment to produce television movies with his partner, Robert Peters, the former Chief Financial Officer of New World Pictures. In 1997, Morton Reed joined Magnolia Studios as vice-president of marketing. In 1998, when Magnolia was purchased by Millennium Sound, Morton Reed became Millennium's interim President and Chief Executive Officer.

In December 1999, Morton Reed joined Case Financial, Inc., as consultant to create a marketing program in the new area of litigation funding. He developed their sales program and remained there until October 2000, when he left to found LitFunding Corp.

Dr. Reed did his undergraduate work at U.C.L.A and later received his M.A at Antioch College and doctorate at California Graduate Institute in 1975.


         John Holt Smith, Director is a partner of the law firm Kelly Lytton & Vann LLP. Mr. Smith is engaged in the practice of law representing broker-dealers, individuals and entities raising capital, as well as preparing private placements and subsequent public offerings in a multitude of industries, including medical services and supply, film development and production, restaurant and food service, high technology and internet services. Formerly a partner in the Fort Worth, Texas firm of McDonald, Sanders, Ginsburg, Phillips, Maddox & Newkirk, Mr. Smith handled significant loan, corporate, securities and real estate transactions. He later served as Vice President of the United States Trust Company of New York and in that capacity opened the company's Beverly Hills office. Mr. Smith subsequently returned to the practice of law ultimately to head the securities department of the Los Angeles firm Bushkin, Gaims, Gaines & Jonas where he represented entertainment industry clients. Mr. Smith holds two degrees from Vanderbilt University (B.A. 1963, LL.B. 1966). Mr. Smith was Law Clerk to the Honorable Weldon White, Supreme Court of Tennessee, 1966.


Mr. Stanley B. Weiner, Director has more than 35 years experience creating and running business. Mr. Weiner was the founding officer of Gemini Financial Corporation, a NASD Broker/Dealer from 1970 through 1975, President of A.P.A. Real Estate Syndication Company from 1975 through 1978, Managing Partner of Agri-World Partnership from 1978 through 1983, an agricultural project syndication company with offices throughout Europe and the Middle East. Mr. Weiner was Founding Officer/President of Regent Properties from 1985 through 1990, and Chief Executive Officer of Wise Industries from 1990 through 1993, a company specializing in pollution control devices. In 1978, Mr. Weiner founded Western Pacific Investment Corporation, which syndicated thousands of apartment units, office buildings, shopping centers and agricultural properties in addition to packaging many tax-sheltered investments. As a result of the foregoing activities, Mr. Weiner has extensive experience in marketing, acquiring, financing and developing commercial and agricultural property, negotiating agreements and packaging transactions. Mr. Weiner received his Bachelor of Arts degrees in both Psychology and Economics from California State University at Long Beach. He also did graduate work in both fields at UCLA. Mr. Weiner has in the past held a National Association of Securities Dealers Principals license and is a licensed Real Estate Broker.

   Each of LitFunding Corp's directors is elected at the annual meeting of stockholders and serves until the next annual meeting or until his successor has been elected and qualified. Holders of common stock can elect a number of members of the board of directors proportionate to the percentage of shares held by each of them constitute of the total outstanding shares. Vacancies in the board of directors are filled by a majority vote of the remaining members of the board of directors who were elected by the same class of shareholders. Currently, there are no standing compensation arrangements for board of director members. Executive officers of LitFunding Corp's are elected by and serve at the discretion of the board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of the Forms 3 and 4 furnished to the Company, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


   Form 5 is not required to be filed if there are not previously unreported transactions or holdings to report. Nevertheless, the Company is required to disclose the name of directors, executive officers and 10% shareholders who did not file a Form 5, unless the Company has obtained a written statement that no filing is due. The Company has been advised by those required to file Form 5 that no filings were due.

ITEM 10. EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

   The following table furnishes compensation information for the year ended December 31, 2003, for the chief executive officer; General Counsel and CFO. No other executive officers earned more than $100,000 during the year ended December 31, 2003. During fiscal 2003 officers received, and as of March 31, 2002, did hold any stock options or SARs which have been granted in connection with their service to the Company in any capacity.

                           SUMMARY COMPENSATION TABLE

(a) Annual Compensation.

                                      ANNUAL COMPENSATION
                         -----------------------------------------
NAME AND                      FISCAL OTHER ANNUAL
PRINCIPAL POSITION         YEAR       SALARY     BONUS           COMPENSATION
----------------------  ---------  ------------ ------

Morton Reed                2003    $    252,000             XXXXXXXXXXXXX Stock
John Holt Smith            2003             -0-
Stanley Weiner             2003             -0-
Michael Marcelli           2003    $    100,000
David Cohen                2003    $    125,000

Note: Dr. Reed voluntary stopped taking salary in mid 2003 to assist the companies in the financing of the ongoing litigation.

(b) Option/Stock Appreciation Rights. Stock options were granted during 2001 or free standing SARs to executive offices of the Company.

XXXXXXXXXXXX

(c) Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Value Table. There was no exercise during 2001 of stock options or SARs.

(d) Long Term Incentive Plan ("LTIP") Awards Table. The Company did not make any long term incentive plan awards to any executive officer in 2003. XXXXXXXXXXXX

(e) Compensation of Directors. All the directors of the Companies received cash compensation for their services as directors during 2003.

(f) Employment Contracts. The Company has employment contracts with all of its executives and directors with the exception of Holt Smith



ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table shows beneficial ownership of capital stock of the Company at March 31, 2002, for the directors and officers of the Company, and for each beneficial owner of 5% or more of either class of the Company's common stock.


                             SHARES OF COMMON STOCK
                       ----------------------------------
NAME                     NUMBER                % OF CLASS
----                   ----------              ----------

Morton Reed             4,970,000                  52.8%
Stanley Tomchin         1,032,000                  11.0%
Stanley Weiner            600,000                   6.4%



   (1) The address for the officers and directors is the corporate office of the Company located at 5757 Wilshire Blvd, Penthouse 10 Los Angeles, Ca 90036

   (2) There are no shares of preferred stock outstanding.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K


(A) EXHIBIT LIST


EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------

23.1     Consent of Kabani & Company CPA's



                                   SIGNATURES

   In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 15, 2004
                                  LitFunding Corp (Debtor in Possession)


                                  By:  /s/ Morton Reed
                                      -----------------------------------
                                      Morton Reed
                                      President and Chairman of the Board

   In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  Morton Reed                      September 15, 2004
---------------------------
Morton Reed,
President and Chairman of the Board

/s/  David Cohen                      September 15, 2004
---------------------------
David Cohen
Chief Financial officer and Secretary

CERTIFICATIONS

I, Morton Reed, certify that:

1. I have reviewed this annual report on Form 10-KSB of LitFunding Corp

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.


Date: September 15, 2004



/s/ Morton Reed
---------------------------
Morton Reed, President and Chairman of the Board

CERTIFICATIONS

I, David Cohen, certify that:

1. I have reviewed this annual report on Form 10-KSB of LitFunding Corp

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.




Date: September 15, 2004



/s/ David Cohen
--------------------------------------
David Cohen
Chief Financial Officer and Secretary

Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of LitFunding Corp. a Nevada corporation (the "Company") on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Morton Reed, Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to LitFunding Corp., and will be retained by LitFunding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Morton Reed
--------------------------
Morton Reed
Chief Executive Officer
September 14, 2004

Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of LitFunding Corp. a Nevada corporation (the "Company") on Form 10-KSB for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Cohen, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to LitFunding Corp., and will be retained by LitFunding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ David Cohen
--------------------------
David Cohen
Chief Financial Officer
September 15, 2004

                                     ANNEX B

Statement of common shareholder of LitFunding Corp., a Nevada corporation, filed pursuant to Treasury Regulation Section 1.355-5(b), with respect to the spin-off distribution of stock of Silver Dollar Corporation, a Nevada corporation.

1. The undersigned, a shareholder owning common stock of LitFunding Corp. received a distribution on ____________, 2005 of shares of common stock of Silver Dollar Corporation, a controlled corporation, in a distribution which is subject to Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

2. The names and addresses of the corporations involved are: (a) LitFunding Corp., 3700 Pecos McLeod Drive, Suite 200, Las Vegas, NV 89121. (b) Silver Dollar Corporation, 3700 Pecos McLeod Drive, Suite 200, Las Vegas, NV 89121.

3. The undersigned surrendered no stock or securities of LitFunding Corp., a Nevada corporation, or any other consideration in connection with the distribution.

4. The undersigned received ____________ shares of common stock of Silver Dollar Corporation, a Nevada corporation, in the distribution.

SHAREHOLDER SIGNATURE

If shares owned jointly, both taxpayers must sign

SHAREHOLDER SIGNATURE

                                     ANNEX C


                                OPTION AGREEMENT


         This Option Agreement (the "Agreement"), dated as of January 31, 2005, by and between Silver Dollar Productions, Inc., a Nevada corporation with a principal business address at 3760 Pecos McLeod Drive, Las Vegas, Nevada 89121 (the "Company") and Morton Reed, an individual with a business address at 3760 Pecos McLeod Drive, Las Vegas, Nevada 89121 (the "Owner"), with respect to a sole and exclusive option to acquire certain film, television and other allied and ancillary rights (the "Option") to Owner's original screenplay currently entitled "Deceit" (the "Material") for the purpose of producing a feature motion picture, television program, or other project based upon the Material (the "Project").

      By Company's and Owner's signatures below, the parties agree as follows:

1. In consideration of the payment by the Company to the Owner of the sum of seven hundred thousand (700,000) shares of the Company's common stock, the Owner hereby grants to the Company the Option, which Option may be exercisable by the Company by written notice to the Owner within three (3) years from the date of execution of this Agreement (the "First Option Period"). The Option shall include the right to acquire all motion picture rights (including all silent, sound dialogue and musical motion picture rights), all television motion picture and other television rights, together with limited radio broadcasting rights and 7,500 word publication rights for advertisement, publicity and exploitation purposes, throughout the world, in and to the Material and in and to the copyright thereof and all renewals and extensions of copyright. These rights may be more specifically set forth in a long-form purchase agreement executed by the parties.

1.1 The Company shall be entitled at any time prior to the expiration of the First Option Period, upon payment by the Company to the Owner of seven hundred thousand (700,000) additional shares of Company common stock, to extend the Option for a further period of three (3) years (the "Second Option Period"). The Company shall be entitled at any time prior to the expiration of the Second Option Period, upon payment by the Company to the Owner of the sum of an additional seven hundred thousand (700,000) shares of Company common stock, to extend the Option for a further period of four (4) years (the "Third Option Period"). Together, the First, Second and Third Option Periods shall hereinafter be referred to as the "Option Periods."

2. Owner acknowledges that Company may, during the Option Periods, undertake preproduction activities in connection with any of the rights to be acquired hereunder including, without limitation, the preparation and submission of treatments and/or screenplays based on the Material. Except as expressly permitted herein, during the Option Periods, Owner shall not exercise or otherwise utilize any of the rights herein granted to Company, nor shall Owner permit the use of nor shall Owner use any other right Owner has reserved in a way that would in any manner or for any purpose unfairly compete with, interfere with or conflict with the full and unrestricted use of the rights herein granted to Company.

3. Owner represents and warrants to Company that:

3.1 Owner has not adapted the Material from any other literary, dramatic or other material of any kind, nature or description, nor, excepting for material which is in the public domain, has Owner copied or used in the Material the plot, scenes, sequence or story of any other literary, dramatic or other material; that the Material does not infringe upon any common law or statutory rights in any other literary, dramatic, or other material; that insofar as Owner has knowledge, no material in the Material is libelous or violative of the right of privacy of any person and the full use of the rights in the Material which are covered by the within option would not violate any rights of any person, firm or corporation; and that the Material is not in the public domain in any country in the world where copyright protection is available.

3.2 Owner is the exclusive proprietor, throughout the world, of the rights in the Material which are covered by the within option; that Owner has not assigned, licensed nor in any manner encumbered, diminished or impaired these rights; that Owner has not committed nor omitted to perform any act by which these rights could or will be encumbered, diminished or impaired; and that there is no outstanding claim or litigation pending against or involving the title, ownership and/or copyright in the Material, or in any part thereof, or in the rights which are covered by the within option. Owner further represents and warrants that no attempt hereafter will be made to encumber, diminish or impair any of the rights herein granted and that all appropriate protections of such rights will continue to be maintained by Owner.

3.3 Owner has registered the Material with the United States Copyright Office as Registration #_____________ under the name "Deceit" with Owner as copyright claimant. Owner will prevent the Material and any arrangements, revisions, translations, novelizations, dramatizations or new versions thereof whether published or unpublished and whether copyrighted or uncopyrighted, from vesting in the public domain, and will take or cause to be taken any and all steps and proceedings required for copyright or similar protection in any and all countries in which the same may be published or offered for sale, insofar as such countries now or hereafter provide for copyright or similar protection

3.4 If there is any claim and/or litigation involving any breach or alleged breach of any such representations and warranties of Owner, the Option Periods granted hereunder and any periods within which Company may, pursuant to the provisions of Sections 1 and 1.1 hereof, extend the option, shall automatically be extended until no claim and/or litigation involving any breach or alleged breach of any such representation and warranties of owner is outstanding, but in any event not for a period of time in excess of one (1) additional year. At any time after the occurrence of such a claim and/or litigation until the expiration of the option period, as extended, Company may, in addition to any other rights and remedies Company may have in the premises, rescind this agreement

4. The purchase price ("Purchase Price") for the Material shall be a sum to be negotiated in good faith by Company and Owner, but in no event less than One Hundred Thousand Dollars ($100,000). If the Company elects to exercise the Option, the Company shall at any time during the Option Periods serve written notice upon the Owner of the exercise of the Option by addressing such notice to Owner at the address given above and by sending such notice, so addressed, via registered mail along with the Purchase Price negotiated. Upon such exercise and payment, Owner shall be deemed to have assigned to Company, in perpetuity, the rights in the Materials granted hereunder in Section 1.

5. If Company produces a Project or causes a Project to be produced, Owner shall receive five percent of one hundred percent (5% of 100%) of the net profits derived by Company or its assignee from the Project or Projects (the "Profit Participation"). The definition of net profits for purposes of Owner's Profit Participation shall be defined on a most favored nations basis with all other net profit recipients.

6. If the Company produces a Project or causes a Project to be produced based wholly or substantially upon the Material, then the Owner shall be accorded sole or shared credit (should other writers earn credit under the WGA credit rules) on screen in the main titles of any film or television program based upon the Materials, and in the main credit section of any other Project, subject to customary exclusions and restrictions and in particular those imposed on the Company by the Distributors and Financiers of the Film, and on all paid advertising and publicity materials issued by or under the direct control of the Company, a distributor of the Film, or the Company's successor, licensee or assignee, and on the packaging of all derivative products produced in relation to the Film including CDs, DVDs and videos. The credit shall be substantially similar to "Written by Morton Reed" (or "Based upon a screenplay by Morton Reed", if applicable).

7. If the Company does not timely exercise the option during the Option Periods and timely pay the Purchase Price, the Option shall terminate and all rights in the Material shall immediately revert to Owner. The Owner shall retain all sums previously paid to Owner. Company shall immediately execute and deliver to owner any assignments and documents required to effectuate the reversion. If Company shall fail or be unable to do so, Company hereby grants Owner a power coupled with an interest to execute and deliver such documents as Company's attorney-in-fact.

8. Nothing herein shall be construed to obligate Company to produce, distribute, release, perform or exhibit any motion picture, television, theatrical or other production based upon, adapted from or suggested by the Material, in whole or in part, or otherwise to exercise, exploit or make any use of any rights or privileges granted herein to Company.

9. The Company may not assign this Agreement or any of its rights hereunder to any third party without Owner's prior written consent (not to be unreasonably withheld) except to a major or mini-major studio/production company, as those terms are customarily defined in the entertainment industry. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, representatives and assigns forever.

10. If Company exercises the within option, Owner, without cost to Company other than the consideration provided for herein or in a long-form agreement executed by the parties, shall execute, acknowledge and deliver to Company, or shall cause the execution, acknowledgement and delivery to Company of, such further instruments as Company may reasonably require in order to confirm unto Company the rights, licenses, privileges and Material which are the subject of the within option. If Owner shall fail to execute and deliver or to cause the execution and delivery to Company of any such instruments within two (2) weeks of request, Company is hereby irrevocably granted the power coupled with an interest to execute such instruments and to take such other steps and proceedings as may be necessary in connection therewith in the name and on behalf of Owner and as Owner's attorney-in-fact. Owner shall supply all supporting agreements and documentation reasonably requested by Company.

11. Governing Law and Jurisdiction. This Agreement is governed by and shall be construed in accordance with the substantive laws of the State of Nevada applicable to agreements entered into and to be fully performed therein. The parties hereby agree that the courts of Las Vegas, Nevada shall have exclusive jurisdiction over any dispute arising out of or related to this Agreement.

12. Waiver. No waiver of any provision or of any breach of this Agreement shall constitute a waiver of any other provisions or any other or further breach, and no such waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged with such a waiver. Nor shall a one-time waiver of a single provision constitute a permanent waiver of the waiving party's rights under said provision.

13. Notices. Any notice required to be given in this Agreement shall be sent to the parties at their respective addresses set forth above. A courtesy copy of any notice sent shall be sent to Abrams Garfinkel Margolis Bergson, LLP, 4100 Newport Place, Suite 830, Newport Beach, California 92660, Attention: Deron M. Colby, Esq.

WHEREFORE, the parties have executed this Agreement as of the date first noted above.

         AGREED TO AND ACCEPTED:

         Silver Dollar Productions, Inc.

         By: _______________________________

         Its: _________________


         ----------------------------------
         Morton Reed